                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          FILED BY THE REGISTRANT [X]

                FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HOMECOM COMMUNICATIONS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          HOMECOM COMMUNICATIONS, INC.
                             BUILDING 14, SUITE 100
                         3535 PIEDMONT ROAD, SUITE 100
                             ATLANTA, GEORGIA 30305


                                                                     May 5, 2000


Dear Stockholder:


    You are cordially invited to attend the 1999 Annual Meeting of Stockholders of HomeCom Communications, Inc. (the "Company"), to be held on June 29, 2000 at 8:30 a.m. Eastern Standard Time at the Conference Center, 3rd Floor, 400 Northpark Town Center, 1000 Abernathy Road, N.E., Atlanta, Georgia.


    At this meeting, you will be asked to vote, in person or by proxy, on the following matters: (i) the election of two directors to serve on the Board of Directors of the Company for three-year terms; (ii) to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock; (iii) to ratify, as separate matters, the issuance of shares of four series of the Company's Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares, if required in connection with the conversion of each series of the preferred stock and the exercise of such warrants; (iv) to ratify the appointment of PricewaterhouseCoopers, LLC as the Company's independent accountants; (v) to approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder; and (vi) any other business as may properly come before the meeting or any adjournments thereof. The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

    Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                          Sincerely,

                                          /s/ HARVEY W. SAX
                                          --------------------------------------
                                          Harvey W. Sax

                                          Chairman and Chief Executive Officer

                          HOMECOM COMMUNICATIONS, INC.
                             BUILDING 14, SUITE 100
                               3535 PIEDMONT ROAD
                             ATLANTA, GEORGIA 30305

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD JUNE 29, 2000


To the Stockholders of HomeCom Communications, Inc.:


    Notice is hereby given that the 1999 Annual Meeting of Stockholders of HomeCom Communications, Inc. (the "Company") will be held at the Conference Center, 3rd Floor, 400 Northpark Town Center, 1000 Abernathy Road, N.E., Atlanta, Georgia on June 29, 2000, at 8:30 a.m., Atlanta time, for the following purposes:


     1. To elect two directors to serve on the Board of Directors for a three-year term and until their successors are duly elected and qualified;

     2. To consider and to act upon a proposal to amend Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock"), from 15,000,000 to 50,000,000;

     3. To ratify the issuance of shares of the Company's Series B Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares, if required in connection with the conversion of the Series B Convertible Preferred Stock and the exercise of such warrants;

     4. To ratify the issuance of shares of the Company's Series C Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares, if required in connection with the conversion of the Series C Convertible Preferred Stock and the exercise of such warrants;

     5. To ratify the issuance of shares of the Company's Series D Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares, if required in connection with the conversion of the Series D Convertible Preferred Stock and the exercise of such warrants;

     6. To ratify the issuance of shares of the Company's Series E Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares, if required in connection with the conversion of the Series E Convertible Preferred Stock and the exercise of such warrants;

     7. To ratify the appointment of PricewaterhouseCoopers, LLC as the Company's independent accountants for the fiscal year ending December 31, 1999;

     8. To consider and vote upon an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 150,000 shares to 300,000 shares; and

     9. To transact such other business as may properly come before the meeting and any adjournment thereof.

    The Board of Directors has fixed the close of business on May 1, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of such stockholders will be open to examination of any stockholder at the Company's offices at Building 14, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, during ordinary business hours, for a period of at least ten days prior to the meeting. All stockholders are cordially invited to attend the Annual Meeting.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JAMES WM. ELLSWORTH
                                          --------------------------------------
                                          James Wm. Ellsworth

                                          Chief Financial Officer

Atlanta, Georgia


May 5, 2000


                                   IMPORTANT

    TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

                          HOMECOM COMMUNICATIONS, INC.
                                PROXY STATEMENT

                               TABLE OF CONTENTS


INCORPORATION OF DOCUMENTS BY REFERENCE.....................            4
PROPOSAL ONE--ELECTION OF DIRECTORS.........................            5
MANAGEMENT..................................................            6
  Directors and Executive Officers..........................            6
  Board Committees..........................................            7
  Meetings and Attendance...................................            8
  Director Compensation.....................................            8
  Compensation Committee Interlocks and Insider
    Participation...........................................            8
  Executive Compensation....................................            8
  Option Grants in Last Fiscal Year.........................            9
  Option Exercises in Last Fiscal Year and Year-End Option
    Values..................................................            9
  Employment Agreements.....................................            9
  Stock Option Plans........................................           10
  Agreements with Employees.................................           12
PERFORMANCE GRAPH...........................................           13
CERTAIN TRANSACTIONS........................................           15
  Section 16(a) Beneficial Ownership Reporting Compliance...           15
PROPOSAL TWO--APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
 INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
 OF COMMON STOCK............................................           15
PROPOSAL THREE--TO RATIFY THE ISSUANCE OF SHARES OF THE
 COMPANY'S SERIES B CONVERTIBLE PREFERRED STOCK AND CERTAIN
 RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON
 STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING
 SHARES.....................................................           17
PROPOSAL FOUR--TO RATIFY THE ISSUANCE OF SHARES OF THE
 COMPANY'S SERIES C CONVERTIBLE PREFERRED STOCK AND CERTAIN
 RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON
 STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING
 SHARES.....................................................           18
PROPOSAL FIVE--TO RATIFY THE ISSUANCE OF SHARES OF THE
 COMPANY'S SERIES D CONVERTIBLE PREFERRED STOCK AND CERTAIN
 RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON
 STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING
 SHARES.....................................................           20
PROPOSAL SIX--TO RATIFY THE ISSUANCE OF SHARES OF THE
 COMPANY'S SERIES E CONVERTIBLE PREFERRED STOCK AND CERTAIN
 RELATED WARRANTS, AND TO APPROVE THE ISSUANCE OF COMMON
 STOCK IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING
 SHARES.....................................................           22
PROPOSAL SEVEN--RATIFICATION OF APPOINTMENT OF INDEPENDENT
 ACCOUNTANTS................................................           23
PROPOSAL EIGHT--APPROVAL OF AN AMENDMENT TO THE EMPLOYEE
 STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF
 COMMON STOCK THAT MAY BE ISSUED THEREUNDER.................           24
BENEFICIAL OWNERSHIP OF COMMON STOCK........................           24
OTHER BUSINESS TO BE TRANSACTED.............................           27


EXHIBITS
------------------------------------------------------------
Appendix "A"--Proposed Amendment to Article IV to the
  Company's Articles of Incorporation.......................          A-1
Appendix "B"--Certificate of Designations, Preferences and
  Rights of Series B Convertible Preferred Stock............          B-1
Appendix "C"--Form of Series B Warrant Agreement............          C-1
Appendix "D"--Certificate of Designations, Preferences and
  Rights of Series C Convertible Preferred Stock............          D-1
Appendix "E"--Form of Series C Warrant Agreement............          E-1
Appendix "F"--Certificate of Designations, Preferences and
  Rights of Series D Convertible Preferred Stock............          F-1
Appendix "G"--Form of Series D Warrant Agreement............          G-1
Appendix "H"--Certificate of Designations, Preferences and
  Rights of Series E Convertible Preferred Stock............          H-1
Appendix "I"--Form of Series E Warrant Agreement............          I-1
Appendix "J"--Employee Stock Purchase Plan..................          J-1

                          HOMECOM COMMUNICATIONS, INC.
                             BUILDING 14, SUITE 100
                               3535 PIEDMONT ROAD
                             ATLANTA, GEORGIA 30305

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD JUNE 29, 2000


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished, on or about May 5, 2000, to the stockholders of HomeCom Communications, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 29, 2000 at 8:30 a.m. Eastern Standard Time at the Conference Center, 3rd Floor, 400 Northpark Town Center, 1000 Abernathy Road, N.E., Atlanta, Georgia, and any adjournment thereof.


    If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (i) "FOR" PROPOSAL ONE TO ELECT TWO NOMINEES TO SERVE ON THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED; (ii) "FOR" PROPOSAL TWO TO AMEND ARTICLE IV OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.0001 PER SHARE, FROM 15,000,000 TO 50,000,000; (iii) "FOR" PROPOSAL THREE TO RATIFY THE ISSUANCE OF SHARES OF THE COMPANY'S SERIES B CONVERTIBLE PREFERRED STOCK AND CERTAIN RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE CONVERSION OF SUCH SERIES B CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF SUCH WARRANTS;
(iv) "FOR" PROPOSAL FOUR TO RATIFY THE ISSUANCE OF SHARES OF THE COMPANY'S SERIES C CONVERTIBLE PREFERRED STOCK AND CERTAIN RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE CONVERSION OF SUCH SERIES C CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF SUCH WARRANTS; (v) FOR "PROPOSAL FIVE TO RATIFY THE ISSUANCE OF SHARES OF THE COMPANY'S SERIES D CONVERTIBLE PREFERRED STOCK AND CERTAIN RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE CONVERSION OF SUCH
SERIES D CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF SUCH WARRANTS;
(vi) FOR "PROPOSAL SIX TO RATIFY THE ISSUANCE OF SHARES OF THE COMPANY'S
SERIES E CONVERTIBLE PREFERRED STOCK AND CERTAIN RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK, AND TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED IN CONNECTION WITH THE CONVERSION OF SUCH SERIES E CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF SUCH WARRANTS; (vii) "FOR" PROPOSAL SEVEN TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999; AND (viii) "FOR" PROPOSAL EIGHT TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE

PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 150,000 SHARES TO 300,000 SHARES. If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any such matters that are proposed to be presented at the Annual Meeting.

    The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone, fax, email or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.


    The securities that may be voted at the Annual Meeting consist of shares of Common Stock, par value $.0001 per share ("Common Stock"), of the Company. Each outstanding share of Common Stock entitles its owner to one vote on each matter as to which a vote is taken at the Annual Meeting. The close of business on May 1, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. On the Record Date, 8,236,059 shares of Common Stock were outstanding and entitled to vote. The presence, in person or by proxy, of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting.


    Assuming the presence of a quorum at the Annual Meeting: (a) a plurality of the votes present in person or represented by proxy and entitled to vote is required for approval of Proposal One, to elect two directors; (b) the affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal Two, to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), (c) a majority of the total votes cast on the proposal is required for approval of Proposals Three, Four, Five and Six, to ratify the issuance of shares of the Company's Series B Convertible Preferred Stock and related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the outstanding shares in connection therewith; to ratify the issuance of shares of the Company's Series C Convertible Preferred Stock and related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the outstanding shares in connection therewith; to ratify the issuance of shares of the Company's Series D Convertible Preferred Stock and related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the outstanding shares in connection therewith; and to ratify the issuance of shares of the Company's Series E Convertible Preferred Stock and related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock in excess of 19.99 percent of the outstanding shares in connection therewith; and (d) a majority of the votes present in person or represented by proxy and entitled to vote is required to approve Proposals Seven and Eight, to ratify appointment of the Company's independent accountants and to amend the Company's Employee Stock Purchase Plan. Unless otherwise required by law or the Company's Certificate of Incorporation or the Company's Amended and Restated Bylaws (the "Bylaws"), any other matter put to a stockholder vote will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

    Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Because abstentions and broker non-votes will be counted for purposes of determining the shares present or represented at the Annual Meeting and entitled to vote, abstentions will have the same effect as a vote "against" Proposals Two, Seven, Eight and Nine. Abstentions and Broker non-votes on Proposals One, Three, Four, Five and Six will not have any effect on the approval of those Proposals. The shareholders of the Company will not have dissenters' rights of appraisal with respect to any of the actions to be taken at the meeting.

    The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

    A copy of the Company's most recent Annual Report to Security Holders for the 1999 fiscal year accompanies this Proxy Statement.

    The Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 1999 filed by the Company with the Securities & Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") is hereby incorporated by reference in this Proxy Statement.

    You may read and copy any reports, statements, or other information that the Company files at the Commission's public reference rooms in Washington, D.C.; New York, New York; and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's public filings are also available to the public from commercial document retrieval services and at the commission at "http://www.sec.gov." The Company's latest annual report and quarterly reports can be accessed through the Company's Internet World Wide Web site at "http://www.homecom.com."

    All documents filed by the Company pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting to which this Proxy Statement relates shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents.

    Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.


    THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS THAT ARE NOT SPECIFICALLY INCORPORATED HEREIN BY REFERENCE). WRITTEN REQUESTS FOR SUCH DOCUMENTS RELATING TO THE COMPANY SHOULD BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS, HOMECOM COMMUNICATIONS, INC., BUILDING 14, SUITE 100, 3535 PIEDMONT ROAD, ATLANTA, GEORGIA 30305; AND TELEPHONE REQUESTS MAY BE DIRECTED TO CORPORATE COMMUNICATIONS AND INVESTOR RELATIONS AT (404) 237-4646. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUESTS SHOULD BE MADE BY JUNE 15, 2000.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)


    The Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three directors nor more than nine, with the exact number determined by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 75% of all outstanding shares entitled to vote as a single class. The Board of Directors currently consists of seven directors, divided into three classes of directors serving staggered three-year terms. At the Meeting, two directors will be elected to Class II, each for a three-year term. As described below, the Board of Directors' nominees for Class II are Gia Bokuchava, Ph.D., and Roger J. Nebel.

    Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of Dr. Bokuchava and Mr. Nebel as directors. The Board of Directors believes that such nominees will stand for reelection and will serve if elected. However, if either Dr. Bokuchava or Mr. Nebel fails to stand for reelection or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person as the Board of Directors may recommend. Nominees for election as directors are nominated by a majority of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

              INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

    The following table sets forth certain information regarding the Board of Director's nominees for election as director and those directors who will continue to serve as such after the Annual Meeting.

                                            AGE AT
NAME                                    MARCH 31, 2000       PRESENT POSITION WITH COMPANY
----                                    --------------   --------------------------------------
NOMINEES
Dr. Gia Bokuchava, Ph.D...............        36         Chief Technical Officer and Director
Roger J. Nebel........................        47         Director

CONTINUING DIRECTORS
Harvey W. Sax (2)(5)..................        48         President, Chief Executive Officer and
                                                         Director
William Walker (1)(4).................        58         Director
Claude A. Thomas (1)(2)(3)(4).........        57         Director
Daniel A. Delity (3)(4)...............        39         Director
James Wm. Ellsworth (2)(5)............        44         Chief Financial Officer and Director

------------------------

(1) Member of Audit and Compensation Committees.

(2) Member of Executive Committee.

(3) Member of Strategic Planning Committee.

(4) Class I Director who shall serve until the 2001 Annual Meeting.

(5) Class III Director who shall serve until the 2000 Annual Meeting.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The names of the directors and executive officers of the Company, their ages as of March 31, 2000 and certain information about them are set forth below.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Harvey W. Sax.............................     48      President, Chief Executive Officer and
                                                       Director
Gia Bokuchava, Ph.D.......................     36      Chief Technical Officer and Director
Roger J. Nebel............................     47      Director
William Walker............................     58      Director
Claude A. Thomas..........................     57      Director
Daniel A. Delity..........................     39      Director
James Wm. Ellsworth.......................     44      Chief Financial Officer and Director

    The principal occupations for the past five years or more of the nominees for director and the five directors whose term of office will continue after the Annual Meeting are set forth below.

    Harvey W. Sax is a founder of the Company and has served as President and Chief Executive Officer of the Company since January 1995 and as Chairman of the Board of Directors since September 1997. He was Secretary of the Company from December 1994 until January 1995. From October 1994 until December 1995, when he began working as a full-time employee of the Company, Mr. Sax served as a Vice President of Oppenheimer & Co., Inc. From February 1993 until September 1994, Mr. Sax served as a Senior Vice President of D. Blech & Co. From July 1992 until February 1993, Mr. Sax was a Vice President of PaineWebber, Inc. From
January 1989 until July 1992, Mr. Sax was a Vice President of Bear, Stearns & Co. Inc. Mr. Sax received a Bachelor of Arts degree from Emory University in 1972. Mr. Sax has been a member of the Board of Directors since December 1994.

    Gia Bokuchava, Ph.D., has served as the Company's Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in theoretical physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

    Roger J. Nebel served as Vice President of the Company from August 1996 until October 1, 1999. From May 1991 until July 1996, Mr. Nebel was a Department Manager (May 1991 to February 1993) and Senior Manager--Enterprise Assurance (March 1993 to July 1996) for PRC, Inc., a subsidiary of Litton
Industries, Inc., which provides information technology consulting and systems integration services for governments and businesses. Mr. Nebel received a Bachelor of Science degree in Engineering from California Coast University in 1990 and a Master of Science degree in Management from National-Louis University in 1993. Mr. Nebel has been a member of the Board of Directors since
September 1996.

    William Walker is President and CEO of the Reassurance Company of Hanover ("RCH"). He has a 40-year career in the insurance industry, beginning with United Family Life Insurance Company. He also served as Assistant Vice President with American Pioneer Life, Assistant Secretary with General Reassurance Company, and Vice President with North American Reassurance. Walker joined RCH in 1993. Walker is a graduate of Marshall University where he also received his L.L.B. degree. Mr. Walker has been a member of the Board of Directors since March 1999.

    Claude A. Thomas is a principal of Ambassador Capital Corporation, an investment banking firm specializing in emerging technology companies. In his present position, Mr. Thomas assists electronic commerce and emerging technology companies with financing, business strategies, strategic alliances and financial restructuring. From 1994-1997, he was Executive Vice President, Corporate Development and Software Solutions for CheckFree Corporation (NASDAQ: CKFR). Previously, he held positions as CEO of International Banking Technologies and other subsidiaries of First Financial Management (now FirstData Corporation,
NYSE: FDC). He started his 30-year career with Electronic Data Systems (NYSE:
EDS) in the Wall Street division, and subsequently held executive positions with Coopers & Lybrand and Digital Equipment Corporation. Mr. Thomas holds a BE cum laude in Chemical Engineering from Vanderbilt University and an MBA in Marketing and Finance with honors from Washington University. Mr. Thomas has been a member of the Board of Directors since February 1998.

    Daniel A. Delity founded First Institutional Marketing, Inc. in 1988.
Mr. Delity is President and Director of First Institutional Marketing, Inc., Premier Financial Services, Inc. and All Things Financial, Inc. Mr. Delity also serves as Vice President and General Securities Representative for FIMI Securities, Inc. Mr. Delity received his Bachelors degree in education and political science from the State University of New York at Geneseo. Mr. Delity earned his Group I and IV Insurance licenses and Series 7 & 63 securities licenses in 1984, and has subsequently concentrated his career in the financial services industry. Mr. Delity has been a member of the Board of Directors since March 1999.

    James Wm. Ellsworth has served as Chief Financial Officer since October, 1999. He also serves as Executive Vice President of First Institutional Marketing, Inc., Premier Financial Services, Inc., All Things Financial and FIMI Securities, Inc, and as the Financial and Operations Principal of FIMI Securities, Inc. Prior to joining First Institutional Marketing, Inc. in August of 1997, Mr. Ellsworth served as Vice President--Finance of QuickQuote Insurance Agency, Inc., an internet direct insurance agency from October of 1996 until July of 1997. Mr. Ellsworth also served as a partner in the investment firm of LEF&C Partners from September 1986 to December 1993. Mr. Ellsworth served as a Certified Public Accountant with what is now KPMG Peat Marwick from September 1983 to July 1986. Mr. Ellsworth graduated in May 1983 from San Francisco State University with a Bachelor of Science degree in Business Administration, Accounting. Mr. Ellsworth has been member of the Board of Directors since March 1999.

    The Company's Board of Directors is divided into three classes. The
Class III directors (Messrs. Sax and Ellsworth) serve until the 2000 Annual Meeting of Stockholders, the Class I directors (Mr. Thomas, Mr. Walker and
Mr. Delity) serve until the 2001 Annual Meeting of Stockholders, and the Class II directors (for which the Board of Directors has nominated
Dr. Bokuchava and Mr. Nebel) will serve until the 2002 Annual Meeting of Stockholders. Upon election, each class serves a three-year term. The classification of the Board of Directors could have the effect of making it more difficult for a third party to acquire control of the Company. Officers are elected at the first Board of Directors meeting following the stockholders meeting at which directors are elected, and officers serve at the discretion of the Board of Directors. Each executive officer of the Company was chosen by the Board of Directors and serves at the pleasure of the Board of Directors until his or her successor is appointed or until his or her earlier resignation or removal. There are no family relationships between any of the directors or executive officers of the Company.

BOARD COMMITTEES


    The Board of Directors has four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provides recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommends the Company's independent auditors and reviews the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee has been authorized to work with the Company's investment bankers to identify and evaluate strategic alternatives for the Company. The Executive Committee has day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors. A majority vote of the Executive Committee is required to act on any such matters. The Executive Committee may be disbanded or reconstituted at any time by a majority vote of the Board of Directors. All major corporate decisions continue to be subject to the review and approval of the Board of Directors.


MEETINGS AND ATTENDANCE


    The full Board of Directors met nine times, the Compensation Committee met twice, and each of the Audit and Executive Committees met once, respectively, during 1999. The Executive Committee and the Strategic Planning Committee also met on an informal basis on a number of occasions during 1999. All of the directors attended at least 75% of the meetings of the Board of Directors, and the committees of which they were members, during 1999.


DIRECTOR COMPENSATION

    Previously to June 1999, directors did not receive any cash compensation for their services as members of the Board of Directors, but were reimbursed for their reasonable travel expenses in attending Board of Directors and committee meetings. Effective July 1999, the Board of Directors unanimously approved compensation to the two outside directors of $1,000 per Board meeting attended. Directors who are not employees of the Company are eligible to receive automatic grants of stock options under the Company's Non-Employee Directors Stock Option Plan, and may receive additional grants of options under such plan at the discretion of the Compensation Committee of the Board of Directors. See "Stock Option Plans--Non-Employee Directors Stock Option Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1995, compensation of executive officers of the Company was determined by Harvey W. Sax, the Company's President and Chief Executive Officer. In September 1996, the Company established a Compensation Committee to review the performance of executive officers, establish overall employee compensation policies and recommend salaries and incentive compensation for officers and employees of the Company. No member of the Compensation Committee is or will be an executive officer of the Company.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid or accrued by the Company in 1999 for its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonuses determined at December 31, 1999 exceeded $100,000 (each, a "Named Executive Officer"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                     ANNUAL                  COMPENSATION AWARDS
                                                  COMPENSATION       -----------------------------------
                                               -------------------   NUMBER OF SECURITIES    ALL OTHER
NAME AND PRINCIPAL POSITION                     SALARY     BONUS      UNDERLYING OPTIONS    COMPENSATION
---------------------------                    --------   --------   --------------------   ------------
Harvey W. Sax................................  $137,420      $0             60,000               $0
  President, Chief Executive Officer
Krishan Puri.................................  $145,540      $0                200               $0
  Executive Vice-President
Gia Bokuchava, Ph.D..........................  $175,585      $0             25,000               $0
  Chief Technical Officer And Director

    As of December 31, 1999, the annual salaries for the Company's executive officers were as follows: Harvey W. Sax, President and Chief Executive Officer ($150,000); James Wm. Ellsworth, Chief Financial Officer ($120,000); Gia Bokuchava, Ph.D., Chief Technical Officer ($105,000); James B. Alvilhiera, Vice President ($100,000). Pursuant to the employment agreement with Dr. Bokuchava, he is eligible to receive cash bonuses to repay certain promissory notes issued by him to the Company in connection with his purchase of shares of Common Stock from the Company in August 1996. See "Certain Transactions." Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning options granted to the Named Executive Officers during the year ended December 31, 1999:


                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                               INDIVIDUAL GRANTS                                 STOCK PRICE
                       ------------------------------------------------------------------       APPRECIATION
                                       PERCENT OF                                                FOR OPTION
                       NUMBER OF    TOTAL UNDERLYING     EXERCISE OR                             FISCAL YEAR
                        OPTIONS    SECURITIES GRANTED     BASE PRICE                        ---------------------
EXECUTIVE OFFICER       GRANTED       TO EMPLOYEES        FOR SHARE      EXPIRATION DATE       5%          10%
-----------------      ---------   ------------------   --------------   ----------------   ---------   ---------
                                                                         February 26,
Harvey Sax...........   50,000            .067%              5.78        2009                181,751     460,592
Krishan Puri.........      200            .001%             $3.94        January 7, 2000         496       1,256


OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

    The following table sets forth the aggregate dollar value of all options exercised, and the total number of unexercised options held, on December 31, 1999 by the Named Executive Officers:

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                       OPTIONS AT                    OPTIONS AT
                                                                    DECEMBER 31, 1998             DECEMBER 31, 1998
                                  SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
EXECUTIVE OFFICER                   ON EXERCISE     REALIZED   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
-----------------                 ---------------   --------   -------------   -----------   -------------   -----------
Harvey Sax......................         0             0           55,000          5,000          $0             $0
Krishan Puri....................         0             0                0              0          $0             $0
Gia Bokuchava, Ph.D.............         0             0           12,500         12,500          $0             $0

EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with Harvey W. Sax, its President and Chief Executive Officer, which provides a five year term commencing on January 1, 1996, subject to automatic extension for an additional one year on each one-year anniversary of the agreement. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause" (as defined in the employment agreement). The employment agreement provides for an annual base salary of $150,000, and for bonus compensation to be awarded at the discretion of the Compensation Committee of the Board of Directors.

    HomeCom has entered into an employment agreement with James Wm. Ellsworth, its Chief Financial Officer, which provides a three year term commencing on March 24, 1999, subject to automatic extension for an additional one year on each one-year anniversary of the agreement. This employment agreement is subject to early termination as provided therein, including termination by HomeCom "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $120,000 and for annual bonus compensation and annual salary raises to be awarded at the discretion of the Compensation Committee of the Board of Directors. The employment agreement further provides for payout of the remaining amounts due under the employment agreement if termination occurs for any reason other than for cause and if it occurs prior to the conclusion of the term of the employment agreement, with a minimum payout due being one year's salary. Further, the employment agreement provides that any diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payout of the remaining amounts due under the employment agreement, with the minimum payment due being one year's salary.

STOCK OPTION PLANS

    EMPLOYEE STOCK OPTION PLAN. The Company's Stock Option Plan (the "Stock Option Plan") was adopted by the Company's stockholders in September 1996. A total of 2,000,000 shares have been reserved for issuance under the Stock Option Plan, and the Stock Option Plan provides that the number of shares authorized for issuance under the Plan shall not exceed 20% of the total issued and outstanding shares of the Company's Common Stock. The purpose of the Stock Option Plan is to provide incentives for officers and key employees to promote the success of the Company, and to enhance the Company's ability to attract and retain the services of such persons. Options granted under the Stock Option Plan may be either (i) options intended to qualify as "incentive stock options" under
Section 422 of the Code or (ii) non-qualified stock options. Stock options may be granted under the Stock Option Plan for all employees of the Company, or of any present or future subsidiary or parent of the Company. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to determine exercise prices applicable to the options, the eligible employees or consultants to whom options may be granted, the number of shares of Common Stock subject to each option and the terms upon which options are exercisable. The Compensation Committee has the authority to interpret the Stock Option Plan and to prescribe, amend and rescind the rules and regulations pertaining to the Stock Option Plan. No option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by such optionee.

    Any incentive stock option that is granted under the Stock Option Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of holders of 10% or more of the total combined voting power of all classes of stock of the Company or a subsidiary or parent of the Company). Non-qualified stock options may be granted at the exercise price established by the Compensation Committee, which will not be less than 85% of the fair market value of the Common Stock on the date of grant.

    Each option granted under the Stock Option Plan is exercisable for a period not to exceed ten years from the date of grant (or five years in the case of a holder of 10% or more of the total combined voting power of all classes of stock of the Company or a subsidiary or parent of the Company) and shall lapse upon expiration of such period, or earlier upon termination of the recipient's employment with the Company, or as determined by the Compensation Committee.

    As of December 31, 1999, options to purchase 1,155,259 shares of Common Stock were outstanding under the Stock Option Plan at exercise prices ranging from $1.91 to $8.06 per share and at a weighted average exercise price of $4.44 per share. All outstanding options vest 25% per year from their date of grant.

    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. The Company's Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan") was adopted by the Company's stockholders in September 1996 and amended in October 1996. The Company has reserved 300,000 shares of Common Stock for issuance under the Non-Employee Directors Plan.

    The Non-Employee Directors Plan provides for the automatic granting of non-qualified stock options to directors who are not officers or employees of the Company ("Non-Employee Directors"). Each Non-Employee Director who is first appointed or elected to the Board of Directors is granted an option to purchase 10,000 shares of Common Stock. Also, each Non-Employee Director automatically receives an option to purchase 5,000 shares of Common Stock on the date of each annual meeting of the Company's stockholders. The Non-Employee Directors Plan also allows the Compensation Committee to make extraordinary grants of options to Non-Employee Directors. All options granted under the Non-Employee Directors Plan vest 50% per year of service by the Non-Employee Director on the Board of Directors. No option is transferable by the optionee other than by will or laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee. The exercise price of all options will be the fair market value of the shares of Common Stock on the date of grant, and the term of each option may not exceed seven years. The Non-Employee Directors Plan will continue in effect for a period of ten years unless sooner terminated by the Board of Directors.

    During February 1998, Mr. Thomas was granted an option under the Non-Employee Directors Plan to purchase 10,000 shares of Common Stock at an exercise price of $2.18 per share. In March 1999, Mr. Thomas was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.8125. During March 1999, Mr. Walker was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $6.00.

    EMPLOYEE STOCK PURCHASE PLAN. The Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") became effective on March 1, 1997. A total of 150,000 shares of Common Stock have been reserved for issuance under the Stock Purchase Plan. The Stock Purchase Plan is intended to qualify under Section 423 of the Code. The purpose of the Stock Purchase Plan is to encourage and enable employees of the Company to acquire a proprietary interest in the Company through ownership of shares of Common Stock. Eligible employees of the Company will purchase shares of Common Stock at 85% of fair market value and the Company will partially subsidize purchases under the Stock Purchase Plan and will pay the expenses of its administration.

    An employee electing to participate in the Stock Purchase Plan must authorize a stated dollar amount or percentage of the employee's regular pay to be deducted by the Company from the employee's pay during each of four quarterly payroll deduction periods (each a "Purchase Period"). Purchase Periods begin on January 1, April 1, July 1 and October 1 of each calendar year during which the Stock Purchase Plan is in effect. The Company is deemed on the last day of each Purchase Period to have granted a purchase right to each participant as of the first day of the Purchase Period to purchase as many full shares of Common Stock as can be purchased with the participant's payroll deductions. On the last day of the Purchase Period, the participant will be deemed to have exercised this option, at the option price, to the extent of such participant's accumulated payroll deductions. In no event, however, may the participant purchase Common Stock having a fair market value (measured on the first business day of the Purchase Period) of greater than $25,000 during a calendar year. The option price under the Stock Purchase Plan is equal to 85% of the fair market value of the Common Stock on either the first business day or the last business day of the applicable Purchase Period, whichever is lower.

    Employees of the Company who have completed six full months of service with the Company and whose customary employment is more than 20 hours per week and five or more months per calendar year are eligible to participate in the Stock Purchase Plan. An employee may not be granted an option under the Stock Purchase Plan if after the granting of the option such employee would be deemed to own 5% or more of the combined voting power or value of all classes of stock of the Company. As of December 31, 1999, approximately 71 employees are eligible to participate in the Stock Purchase Plan, and as of such date, 10 employees are participating in the Plan. An employee's rights under the Stock Purchase Plan may not be assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution. An employee's rights under the Stock Purchase Plan terminate upon termination of his or her employment for any reason, including retirement. Upon such termination, the Company will refund the employee's payroll deductions or contributions made during the Purchase Period.

    An employee may not sell shares of Common Stock purchased under the Stock Purchase Plan until the first day of the second Purchase Period following the Purchase Period in which the option for such shares was granted.

    The Stock Purchase Plan is administered by the Compensation Committee. No member of the Board of Directors will be eligible to participate in the Stock Purchase Plan during the period he or she serves as a member of the Compensation Committee. The Compensation Committee may terminate or amend the Stock Purchase Plan at any time. However, any termination or amendment may not affect or change purchase rights previously granted under the Stock Purchase Plan without the consent of the affected participants. Also, any amendment that materially increases the benefits or number of shares under the Stock Purchase Plan (except for adjustments due to changes in the Company's capital structure) or that materially modifies the eligibility requirements of the Stock Purchase Plan will be subject to stockholder approval. If not sooner terminated by the Compensation Committee, the Stock Purchase Plan will terminate at the time that all authorized shares of Common Stock reserved for grant under the Stock Purchase Plan have been purchased.

    401(K) PROFIT SHARING PLAN. The Company's Board of Directors has approved the adoption of a 401(k) Profit Sharing Plan (the "401(k) Plan") which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. This plan was implemented in March 1998. In general, all employees of the Company will be eligible to participate. The 401(k) Plan includes a salary deferral arrangement pursuant to which participants may contribute amounts not to exceed limitations imposed by the Code. Subject to certain Code limitations, the Company may make a matching contribution of up to $1,000 of the salary deferral contributions of participants at a rate of 50% of the participant's contributions, up to 4% of the participant's salary. The Company may also make an additional contribution to the 401(k) Plan each year at the discretion of the Board of Directors. Separate accounts are maintained for each participant in the 401(k) Plan. The portion of a participant's account attributable to his or her own contributions will be 100% vested. The portion of the account attributable to Company contributions (including matching contributions) will vest after 5 years of service with the Company. Distributions from the 401(k) Plan may be made in the form of a lump-sum cash payment or in installment payments.

AGREEMENTS WITH EMPLOYEES

    Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

                               PERFORMANCE GRAPH


    The graph set forth below compares the change in the Company's cumulative total stockholder return on its Common Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period indicated, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end of the period and May 8, 1997, the date of the Company's initial public offering; by (ii) the share price at May 8, 1997) with the cumulative total return of The NASDAQ Computer Stocks Index (IXCO) (assuming the investment of $100 in the Company's Common Stock and the NASDAQ Computer Stocks Index on May 8, 1997, and reinvestment of all dividends). The Company has paid no dividends to date.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HOMECOM COMMUNICATIONS INC.  S&P 500 INDEX  NASDAQ COMPUTER & DATA PROCESS
5/8/97                         100.00         100.00                          100.00
12/31/97                       259.37         119.73                          113.06
12/31/98                        58.33         153.95                          201.86
12/31/99                        53.13         186.34                          426.64

                              CERTAIN TRANSACTIONS

    During the period December 1994 through December 1995, Harvey W. Sax, the Company's President and Chief Executive Officer, loaned a total of approximately $63,497 to the Company pursuant to a promissory note payable by the Company on September 12, 2000, which accrues interest at the prime rate plus 1% per annum. The Company used approximately $56,000 of the net proceeds of its initial public offering to repay the remaining outstanding amounts owed under this promissory note in May 1997.

    In February 1996, in connection with a recapitalization of the Common Stock, the Company issued 787,844 shares of Common Stock to Harvey W. Sax, its President and Chief Executive Officer and then its sole stockholder, for $.001 per share. In December 1994, the Company granted Nat Stricklen, a co-founder and former director of the Company, an option to acquire, for an aggregate exercise price of $10.00, shares of Common Stock which, when issued, would represent approximately 10% of the issued and outstanding Common Stock. Mr. Stricklen exercised this option in February 1996 and received 93,070 shares of Common Stock.

    In February 1996, the Company (i) sold for $.0001 per share 335,052 shares to Margery Germain; and (ii) issued to Mark Germain for $200,000 an unsecured promissory note due September 1997 in the principal amount of $200,000 and bearing interest at the rate of 8% per annum. Pursuant to the terms of the promissory note with Mr. Germain, in May, 1997 the Company issued
Mr. Germain 33,333 shares of Common Stock in repayment of the $200,000 outstanding principal balance of this note.

    Mr. David A. Blech, Mrs. Esther Blech and the Edward A. Blech Trust (collectively the "Blech Interests") have agreed in writing with the Nasdaq Stock Market, Inc. that, for a period of three years from the date of their original purchases of securities from the Company, none of them will sell, transfer, assign, pledge or hypothecate any shares of Common Stock. Gifts of shares of the Common Stock are permitted provided that the recipient of such gift agrees in writing to be bound by the terms of the agreement. The Blech Interests further agreed that while the Common Stock is listed on any Nasdaq market, there will be no financial relationship between David Blech or any of the foregoing Blech Interests, on the one hand, and the Company, on the other hand; that the direct or indirect ownership of shares of Common Stock held by Mr. David A. Blech and/or the Blech Interests may not exceed 5% of the Common Stock; and that there may be no advisory relationship between Mr. David A. Blech and the Company. To the best of the Company's knowledge and belief, the Blech Interests beneficially own less than 5% of the Common Stock.

    In August 1996, Harvey W. Sax, the Company's President and Chief Executive Officer, contributed 3,956 shares of Common Stock to the Company.

    In August 1996, the Company issued and sold to six of its employees an aggregate of 102,855 shares of Common Stock for a total of $468,004, payable through the issuance of promissory notes payable in four equal annual installments, bearing interest at 8% per annum and secured by the shares of Common Stock purchased therewith. Also in August 1996, the Company entered into employment agreements with such persons which provide that for each of the first four years of employment, the Company will issue a bonus to the employee in the amount necessary to repay the annual amount due under such promissory note (plus the taxes due by the employee as a consequence of receiving such bonus). Pursuant to the terms of the employment agreements, the Company will continue to make these annual payments if the employee is terminated other than "for cause," as defined in the employment agreements. Pursuant to the terms of the subscription agreements for such shares, if the employee's employment is terminated within such four-year period, the Company has the right to repurchase that percentage of the shares purchased by the employee which shall equal the percentage of the promissory note which is not yet due, payment for such repurchase to be made by canceling the applicable outstanding amount of the promissory note. Gia Bokuchava, Ph.D., Chief Technical Officer and a director, and Krishan Puri, a former Executive Vice President and a former director, purchased 39,559 and 29,669 shares of Common Stock, respectively, in this transaction. Mr. Vinod Keni, a former director, purchased 3,955 shares in this transaction. The Company has agreed with Mr. Keni that all 11,865 options to acquire Common Stock held by Mr. Keni (at a weighted average exercise price of $5.16 per share) shall continue to vest as if Mr. Keni were still employed by the Company. The Company also agreed to cancel and forgive indebtedness of approximately $18,000 represented by the promissory note given by Mr. Keni to purchase such 3,955 shares and to give Mr. Keni a cash payment to cover
Mr. Keni's estimated tax liability from such cancellation of indebtedness.

    In August 1996, Krishan Puri, former Executive Vice President and a former director, exercised a warrant to purchase 9,307 shares of Common Stock for a total exercise price of $1.00. Mr. Puri was granted the warrant in June 1995 in connection with his agreeing to serve on the Company's former Board of Advisors.

    In August 1996, HomeCom acquired all of the outstanding capital stock of HomeCom Internet Security Services, Inc. ("HISS"), a Delaware corporation formed in July 1996 to provide Internet and Intranet security system consulting services. In the transaction, the former holders of HISS's capital stock received the right to receive their pro rata share of four annual earnout payments to be paid not later than March 31 of 1998, 1999, 2000 and 2001 (each, an "Annual Earnout"). Roger Nebel, a director of HomeCom, owned 48% of HISS's outstanding capital stock and was entitled to receive 48% of the annual earnouts. HISS was merged with and into HomeCom on September 11, 1996. On October 1, 1999, HomeCom sold substantially all of the assets of its HomeCom Internet Security Services division to

Infrastructure Defense, Inc. for $200,000 cash, certain security audit rights and shares of a non-public entity valued at approximately $823,000. In connection with the sale, the total number of additional shares issuable to Mr. Nebel under the earnout provisions was fixed at 37,918 shares, of which Mr. Nebel has received 18,958 shares. Mr. Nebel's entitlement to the remaining 18,960 shares is contingent upon the shares of Infrastructure Defense, Inc., received by HomeCom having a value of at least $5 million and being freely tradeable by HomeCom on or before December 31, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equities securities, to file reports of ownership and changes in ownership with the SEC and the NASD. Officers, directors and greater than 10% stockholders are also required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

    Based solely on its review of copies of such forms received by it, the Company believes that, during the period January 1, 1999, to December 31, 1999 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
                    INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK
                                 (PROPOSAL TWO)

    The Board of Directors has adopted an amendment to Article IV of the Articles of Incorporation, subject to stockholder approval, to increase the number of authorized shares of Common Stock to 50,000,000 shares from 15,000,000 shares, substantially in the form included in Appendix "A" hereto. The Board of Directors recommends that the stockholders of the Company adopt Proposal Two. If Proposal Two is approved by the stockholders at the Annual Meeting, the proposed amendment to the Certificate of Incorporation will become effective upon the filing of the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur promptly after the Annual Meeting. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the proposed amendment to
Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000. The affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve Proposal Two.


    The Certificate of Incorporation currently authorizes 16,000,000 shares of capital stock, divided into two classes as follows: (i) 15,000,000 shares of Common Stock; and (ii) 1,000,000 shares of serial preferred stock, par value $.01 per share (the "Preferred Stock"), of which 8,236,059 shares of Common Stock, 25 shares of Series B Preferred Stock 126.7 shares of Series C Preferred Stock, 8 shares of Series D Preferred Stock and 106.4 shares of Series E Preferred Stock were issued and outstanding on the Record Date. As of the Record Date, 2,312,000 shares of Common Stock were subject to issuance upon exercise of outstanding options and warrants previously issued by the Company.



    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK IS ESSENTIAL FOR THE LONG-TERM VIABILITY OF THE COMPANY. The Company has in the past financed its operating and capital needs through the issuance of several series of convertible preferred stock, including the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. Unless the proposed increase is approved, the Company may in the future (depending upon the then-current market price of the Common Stock) be unable to fully comply with its obligations to reserve shares of Common Stock for issuance upon conversion of the convertible preferred stock. More significantly, however, for the near future, the Company will likely require additional cash infusions to continue its operations as presently constituted, and issuance of additional series of convertible preferred stock or Common Stock may be the only acceptable manner in which to secure additional financing. IF THE PROPOSED INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK IS NOT APPROVED, THE COMPANY MAY BE UNABLE TO SECURE ADDITIONAL FINANCING ON ACCEPTABLE TERMS. In such event, the Company would be required to reduce its operating costs and other expenditures, which could include reductions of personnel, suspension of capital expenditures, or the sale of some or all of the Company's business lines. If the Company is not able to secure additional financing, and subsequent cost reduction measures are not sufficient to allow the Company to achieve positive cash flows, the Company would be forced to seek protection from its creditors.


    The proposed increase in the authorized shares of Common Stock is also desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions, financing transactions, employee benefit plan issuances, and such other corporate purposes as may arise. Having authorized Common Stock available for issuance in the future will give the Company greater flexibility and will allow additional shares of Common Stock to be issued without the expense and delay of a stockholders' meeting. Such a delay might deny the Company the flexibility the Board views as important in facilitating the effective use of the Company's securities.

    The rules of the National Association of Securities Dealers, Inc. ("NASD") currently require stockholder approval by issuers of securities quoted on the Nasdaq SmallCap Market, on which the Common Stock is currently quoted, as to the issuance of shares of common stock or securities convertible into common stock in several instances, including actions resulting in a change of control of the company, acquisition transactions involving directors, officers or substantial security holders where the present or potential issuance of such securities could result in an increase in outstanding common shares or voting power of 5% or more, acquisition transactions generally where the present or potential issuance of such securities could result in an increase in the voting power or outstanding common shares of 20% or more, and certain other sales or issuances of common stock (or securities convertible into or exercisable for common stock) in a non-public offering equal to 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Exceptions to these rules may be made upon application to the NASD. In other instances, the issuance of additional shares of Common Stock remains within the discretion of the Board of Directors, without the requirement of further action by stockholders except as otherwise required by applicable law or any stock exchange on which the Company's securities may then be listed. The Company is not currently engaged in any negotiations with respect to the use of any shares of the additional authorized Common Stock, nor are there currently any commitments, arrangements, understandings or plans with respect to the issuance of such shares.

    If the proposal to increase the authorized shares of Common Stock is approved, the additional authorized shares will be part of the existing class of such Common Stock and will increase the number of shares of Common Stock available for issuance by the Company, but will have no effect upon the terms of the Common Stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of Common Stock will have the same rights and privileges as the shares of Common Stock currently outstanding. Holders of Common Stock will not have preemptive rights to purchase additional shares of Common Stock.


    The future issuance of additional shares of Common Stock on other than a pro rata basis may dilute the percentage ownership of current stockholders.


    A proposed amendment to increase the authorized shares of Common Stock to 100,000,000 shares was submitted to the stockholders in the Special Meeting of Stockholders held February 26, 1999, but such proposal did not receive the required vote for approval.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

       APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED IN
      CONNECTION WITH THE CONVERSION OF THE COMPANY'S SERIES B CONVERTIBLE
                  PREFERRED STOCK AND THE EXERCISE OF CERTAIN
              RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                                (PROPOSAL THREE)

    On March 25, 1999, the Company completed a private placement for cash of $2,500,000 principal amount of Series B Convertible Preferred Stock (the
"Series B Preferred Stock") and warrants to purchase Common Stock (the
"Series B Preferred Warrants"). The Series B Preferred Stock and Series B Preferred Warrants were sold in reliance on Rule 506 of the Securities Act of 1933 (the "Securities Act"), which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act. Under the terms of the private placement agreements, the Company filed a registration statement with the Commission to register for resale up to 1,339,559 shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Series B Preferred Warrants. The Series B Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to herein as the "Series B Stated Value").

    The Series B Preferred Stock is convertible into Common Stock, until
March 24, 2002, at the option of the holder, into such number of Shares of Common Stock as is determined by dividing the Series B Stated Value by a conversion price equal to the "market conversion price," but the conversion price will not exceed $5.23. The market conversion price is defined to mean the average of the closing bid prices of the Common Stock during any four consecutive trading days as determined by the holder during the twenty-five consecutive trading day period ending one trading day prior to the date that a notice of conversion is sent to the Company by the holder, subject to certain adjustments. The Series B Preferred Stock is redeemable at the Company's option at a price of 120% of its principal amount. The Series B Preferred Warrants are exercisable for an aggregate of 250,000 shares of Common Stock at the option of the holder until March 24, 2004, at an exercise price of $5.70 per share, subject to adjustment under certain circumstances. The Certificate of Designations, Preferences and Rights of the Series B Preferred Stock appears in this Proxy Statement as Appendix "B", and the form of Warrant Agreement pursuant to which the Series B Preferred Warrants were issued appears as Appendix "C".

    Rule 4460(i) of the National Association of Securities Dealers, Inc. (the "NASD Rule") requires, among other things, stockholder approval in connection with the issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. Where stockholder approval is required, the minimum vote which will constitute stockholder approval is a majority of the total votes cast on the proposal in person or by proxy. Under the terms of the Series B Preferred Stock, the shares of Series B Preferred Stock are not convertible into common stock to the extent the number of shares of common stock issuable upon such conversion would exceed 19.99% of the shares outstanding as of the time of issuance of the Series B Preferred Stock, as adjusted for stock splits, stock dividends or similar events (the "Series B Preferred Maximum Share Amount"), unless the Company obtains stockholder approval or a waiver of the limitation by Nasdaq, or the NASD Rule (or any similar rule) is no longer applicable to the Common Stock. Under the terms of the agreements governing the issuance of the Series B Preferred Stock and the Series B Preferred Warrants, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the Series B Preferred Stock and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

    As of the date of this proxy statement, the holders of the Series B Preferred Stock had converted $2,000,000 principal amount of the Series B Preferred Stock into an aggregate of 647,708 shares of Common Stock.



    If all the remaining outstanding shares of Series B Preferred Stock had been converted, and all the Series B Preferred Warrants had been exercised, as of March 31, 2000, the Company would have been required to issue approximately 382,000 shares of Common Stock, or approximately 4.7% of the number of shares of Common Stock outstanding as of March 31, 2000. The aggregate number of shares of Common Stock issuable upon such conversion and exercise will vary, based upon the closing bid prices of the Company's Common Stock. If Proposal Three is not approved, the Series B Preferred Stock will remain outstanding, but the holders of the Series B Preferred Stock will not be able to convert the Series B Preferred Stock into a number of shares representing more than the Series B Preferred Maximum Share Amount unless (i) the stockholders of the Company hereinafter approve such issuance; (ii) Nasdaq waives the requirements of the NASD Rule, or (iii) the NASD Rule (or any similar rule) is no longer applicable to the Common Stock.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE.

       APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY
       IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED
          IN CONNECTION WITH THE CONVERSION OF THE COMPANY'S SERIES C
            CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF CERTAIN
              RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                                (PROPOSAL FOUR)

    On July 28, 1999, the Company completed a private placement of $3,500,000 principal amount of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock") and warrants to acquire up to 59,574 shares of Common Stock (the "Series C Preferred Warrants"). The Series C Preferred Stock and Series C Preferred Warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act. The Series C Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to herein as the "Series C Stated Value").

    Each Series C Preferred Share is convertible, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series C Stated Value by the lesser of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series C Preferred Stock issued and outstanding on July 22, 2002 will automatically be converted into Common Stock at the conversion price then in effect. Under the terms of the Series C Preferred Stock, the shares of Series C Preferred Stock are not convertible into common stock to the extent the number of shares of common stock issuable upon such conversion would exceed 19.99% of the shares outstanding as of the time of issuance of the Series C Preferred Stock, as adjusted for stock splits, stock dividends or similar events (the "Series C Preferred Maximum Share Amount"), unless the Company obtains stockholder approval or a waiver of the limitation from Nasdaq, or the NASD Rule (or any similar rule) is no longer applicable to the Common Stock. Under the terms of the agreements governing the issuance of the Series C Preferred Stock and the Series C Preferred Warrants, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the Series C Preferred Stock and the shares of Common Stock issuable upon conversion of the Series C Preferred Stock. In addition, no Series C Preferred Stock may be converted if, following such conversion, the holder of such shares would beneficially own in excess of 4.9% of the outstanding Common Stock. The Certificate of Designations, Preferences and Rights of the Series C Preferred Stock appears in this Proxy Statement as Appendix "D", and the form of Warrant Agreement pursuant to which the Series C Preferred Warrants were issued appears as Appendix "E."

    Pursuant to certain registration rights granted to the investors in the private placement, the Company filed a registration statement under the Securities Act with respect to 1,244,444 shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Series C Preferred Warrants.

    The Company may, at its option at any time after the 90(th) day following the issuance of the Series C Preferred Stock through July 22, 2001, prohibit holders of the Series C Preferred Stock from exercising any conversion rights for up to 90 days, provided that certain conditions are met. If we exercise that right, we are required to compensate the holders of the Series C Preferred Stock in cash in an amount equal to equal to 3% of the principal amount of the Series C Preferred Stock held by each holder for each thirty days that prohibition is in effect (pro rated for partial months) or, at our option, deliver Common Stock in payment of such amount (based on the average closing bid prices for the Common Stock for the twenty trading days preceding the end of each calendar month during the period conversion is so prohibited).

    The right of the holders of the Series C Preferred Stock to convert their shares is also subject to the following restrictions: (i) during the period beginning on the issuance date through the following 120 days, each holder may not convert more than 25% of the Series C Preferred Stock purchased by such holder; (ii) during the period beginning on the issuance date through the following 150 days, each holder may not convert more than 50% of the Series C Preferred Stock purchased by such holder; and (iii) during the period beginning on the issuance date through the following 180 days, each holder may not convert more than 75% of the Series C Preferred Stock purchased by such holder.

    At any time, the Company has the right, in its sole discretion, to redeem, from time to time, any or all of the Series C Preferred Stock; provided that certain conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as 120% of the original purchase price.

    The Series C Preferred Warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment under certain circumstances.

    We entered into, and consummated, the private placement of the Series C Preferred Stock and the Series C Preferred Warrants based on a determination by our Board of Directors that the Company's level of cash and cash equivalents were inadequate to permit the Company to continue in existence for a sustained period. While the Board of Directors considered the disadvantages of the potential issuance of a significant number of shares of Common Stock upon conversion of the Series C Preferred Stock, including (i) the potential dilution of the voting power per share of Common Stock, (ii) the potential dilution of the Common Stock book value, and (iii) the potential negative impact on earnings per share of Common Stock, after negotiations with investment banking firms and potential investors, and based upon the pressures of the need for additional cash resources, the Board of Directors determined that it was in the best interests of the Company and its shareholders for the Company to proceed with the private placement based on the Board's belief that such transactions offered the most favorable terms then available to the Company given the existing market conditions and the Company's need for additional cash resources.


    As of the date of this proxy statement, the holders of the Series C Preferred Stock had converted approximately $1,000,000 principal amount of the Series C Preferred Stock into an aggregate of 356,477 shares of Common Stock.

    If all the remaining shares of Series C Preferred Stock had been converted, and all the Series C Preferred Warrants had been exercised, as of March 31, 2000, the Company would have been required to issue approximately 928,000 shares of Common Stock, or approximately 11.4% of the number of shares of Common Stock outstanding as of March 31, 2000. The aggregate number of shares of Common Stock issuable upon such conversion and exercise will vary, based upon the closing bid prices of the Company's Common Stock. If Proposal Four is not approved, the Series C Preferred Stock will remain outstanding, but the holders of the Series C Preferred Stock will not be able to convert the Series C Preferred Stock into a number of shares representing more than the Series C Preferred Maximum Share Amount unless (i) the stockholders of the Company hereinafter approve such issuance; (ii) Nasdaq waives the requirements of the NASD Rule, or
(iii) the NASD Rule (or any similar rule) is no longer applicable to the Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FOUR.

       APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY
       IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED
          IN CONNECTION WITH THE CONVERSION OF THE COMPANY'S SERIES D
            CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF CERTAIN
              RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                                (PROPOSAL FIVE)

    On September 28, 1999, the Company completed a private placement of $1,500,000 principal amount of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock") and warrants to acquire up to 25,000 shares of Common Stock (the "Series D Preferred Warrants"). The Series D Preferred Stock and Series D Preferred Warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act. The Series D Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to herein as the "Series D Stated Value").

    Each Series D Preferred Share is convertible, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series D Stated Value by the lesser of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series D Preferred Stock issued and outstanding on September 26, 2002 will automatically be converted into Common Stock at the conversion price then in effect. Under the terms of the Series D Preferred Stock, the shares of Series D Preferred Stock are not convertible into common stock to the extent the number of shares of common stock issuable upon such conversion would exceed 19.99% of the shares outstanding as of the time of issuance of the Series D Preferred Stock, as adjusted for stock splits, stock dividends or similar events (the "Series D Preferred Maximum Share Amount"), unless the Company obtains stockholder approval or a waiver of the limitation from Nasdaq, or the NASD Rule (or any similar rule) is no longer applicable to the Common Stock. Under the terms of the agreements governing the issuance of the Series D Preferred Stock and the Series D Preferred Warrants, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the Series D Preferred Stock and the shares of Common Stock issuable upon conversion of the Series D Preferred Stock. In addition, no Series D Preferred Stock may be converted if, following such conversion, the holder of such shares would beneficially own in excess of 4.9% of the outstanding Common Stock. The Certificate of Designations, Preferences and Rights of the Series D Preferred Stock appears in this Proxy Statement as Appendix "F", and the form of Warrant Agreement pursuant to which the Series D Preferred Warrants were issued appears as Appendix "G."

    Pursuant to certain registration rights granted to the investors in the private placement, the Company filed a registration statement under the Securities Act with respect to 533,368 shares of Common Stock issuable upon conversion of the Series D Preferred Stock and exercise of the Series D Preferred Warrants.

The Company may, at its option at any time after the 90th day following the issuance of the Series D Preferred Stock through July 22, 2001, prohibit holders of the Series D Preferred Stock from exercising any conversion rights for up to 90 days, provided that certain conditions are met. If we exercise that right, we are required to compensate the holders of the Series D Preferred Stock in cash in an amount equal to equal to 3% of the principal amount of the Series D Preferred Stock held by each holder for each thirty days that prohibition is in effect (pro rated for partial months) or, at our option, deliver Common Stock in payment of such amount (based on the average closing bid prices for the Common Stock for the twenty trading days preceding the end of each calendar month during the period conversion is so prohibited). The right of the holders of the Series D Preferred Stock to convert their shares is also subject to the following restrictions: (i) during the period beginning on the issuance date through the following 120 days, each holder may not convert more than 25% of the Series D Preferred Stock purchased by such holder; (ii) during the period beginning on the issuance date through the following 150 days, each holder may not convert more than 50% of the Series D Preferred Stock purchased by such holder; and (iii) during the period beginning on the issuance date through the following 180 days, each holder may not convert more than 75% of the Series D Preferred Stock purchased by such holder.

    At any time after the issuance date, the Company has the right, in its sole discretion, to redeem, from time to time, any or all of the Series D Preferred Stock; provided that certain conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as (i) 105% of the original purchase price for the first 30 days following the issuance date; (ii) 110% of the original purchase price for the next 90 days thereafter and (iii) 120% of the original purchase price after 120 days from the issuance date. The Series D Preferred Warrants expire on September 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment under certain circumstances.

    We entered into, and consummated, the private placement of the Series D Preferred Stock and the Series D Preferred Warrants based on a determination by our Board of Directors that the Company's level of cash and cash equivalents were inadequate to permit the Company to continue in existence for a sustained period. While the Board of Directors considered the disadvantages of the potential issuance of a significant number of shares of Common Stock upon conversion of the Series D Preferred Stock, including (i) the potential dilution of the voting power per share of Common Stock, (ii) the potential dilution of the Common Stock book value, and (iii) the potential negative impact on earnings per share of Common Stock, after negotiations with investment banking firms and potential investors, and based upon the pressures of the need for additional cash resources, the Board of Directors determined that it was in the best interests of the Company and its shareholders for the Company to proceed with the private placement based on the Board's belief that such transactions offered the most favorable terms then available to the Company given the existing market conditions and the Company's need for additional cash resources.


    As of the date of this proxy statement, the holders of the Series D Preferred Stock had converted approximately $1,340,000 principal amount of the Series D Preferred Stock into an aggregate of 430,269 shares of Common Stock.



    If all the remaining shares of Series D Preferred Stock had been converted, and all the Series D Preferred Warrants had been exercised, as of March 31, 2000, the Company would have been required to issue approximately 149,000 shares of Common Stock, or approximately 1.8% of the number of shares of Common Stock outstanding as of March 31, 2000. The aggregate number of shares of Common Stock issuable upon such conversion and exercise will vary, based upon the closing bid prices of the Company's Common Stock. If Proposal Five is not approved, the Series D Preferred Stock will remain outstanding, but the holders of the Series D Preferred Stock will not be able to convert the Series D Preferred Stock into a number of shares representing more than the Series D Preferred Maximum Share Amount unless (i) the stockholders of the Company hereinafter approve such issuance; (ii) Nasdaq waives the requirements of the NASD Rule, or
(iii) the NASD Rule (or any similar rule) is no longer applicable to the Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FIVE.

       APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY
       IN EXCESS OF 19.99 PERCENT OF THE OUTSTANDING SHARES, IF REQUIRED
          IN CONNECTION WITH THE CONVERSION OF THE COMPANY'S SERIES E
            CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF CERTAIN
              RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK
                                 (PROPOSAL SIX)


    On April 14, 2000, the Company completed a private placement of $2,127,000 principal amount of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock") and warrants to acquire up to 33,334 shares of Common Stock (the "Series E Preferred Warrants"). The Series E Preferred Stock and Series E Preferred Warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation E of the Securities Act. The Series E Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 8% per year (such stated value, as increased from time to time, is referred to herein as the "Series E Stated Value").


    Each Series E Preferred Share is convertible, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series E Stated Value by the lesser of (a) $3.53, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series E Preferred Stock issued and outstanding on April 14, 2003 will automatically be converted into Common Stock at the conversion price then in effect. Under the terms of the Series E Preferred Stock, the shares of Series E Preferred Stock are not convertible into common stock to the extent the number of shares of common stock issuable upon such conversion would exceed 19.99% of the shares outstanding as of the time of issuance of the Series E Preferred Stock, as adjusted for stock splits, stock dividends or similar events (the "Series E Preferred Maximum Share Amount"), unless the Company obtains stockholder approval or a waiver of the limitation from Nasdaq, or the NASD Rule (or any similar rule) is no longer applicable to the Common Stock. Under the terms of the agreements governing the issuance of the Series E Preferred Stock and the Series E Preferred Warrants, the Company agreed to submit for stockholder approval a proposal to ratify the issuance of the Series E Preferred Stock and the shares of Common Stock issuable upon conversion of the Series E Preferred Stock. In addition, no Series E Preferred Stock may be converted if, following such conversion, the holder of such shares would beneficially own in excess of 4.9% of the outstanding Common Stock. The Certificate of Designations, Preferences and Rights of the Series E Preferred Stock appears in this Proxy Statement as Appendix "H", and the form of Warrant Agreement pursuant to which the Series E Preferred Warrants were issued appears as Appendix "I."


    Pursuant to certain registration rights granted to the investors in the private placement, the Company has agreed to file a registration statement under the Securities Act with respect to a minimum of 1,808,293 shares of Common Stock issuable upon conversion of the Series E Preferred Stock and exercise of the Series E Preferred Warrants. The Company may, at its option at any time after the 90th day following the issuance of the Series E Preferred Stock through April 14, 2002, prohibit holders of the Series E Preferred Stock from exercising any conversion rights for up to 90 days, provided that certain conditions are met. If we exercise that right, we are required to compensate the holders of the Series E Preferred Stock in cash in an amount equal to equal to 3% of the principal amount of the Series E Preferred Stock held by each holder for each thirty days that prohibition is in effect (pro rated for partial months) or, at our option, deliver Common Stock in payment of such amount (based on the average closing bid prices for the Common Stock for the twenty trading days preceding the end of each calendar month during the period conversion is so prohibited).

    At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time to time, any or all of the Series E Preferred Stock; provided that certain conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as (i) 105% of the original purchase price for the first 30 days following the issuance date; (ii) 110% of the original purchase price for the next 90 days thereafter and (iii) 120% of the original purchase price after 120 days from the issuance date. The Series E Preferred Warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment under certain circumstances.



    We entered into, and consummated, the private placement of the Series E Preferred Stock and the Series E Preferred Warrants based on a determination by our Board of Directors that the Company's level of cash and cash equivalents were inadequate to permit the Company to continue in existence for a sustained period. While the Board of Directors considered the disadvantages of the potential issuance of a significant number of shares of Common Stock upon conversion of the Series E Preferred Stock, including (i) the potential dilution of the voting power per share of Common Stock, (ii) the potential dilution of the Common Stock book value, and (iii) the potential negative impact on earnings per share of Common Stock, after negotiations with investment banking firms and potential investors, and based upon the pressures of the need for additional cash resources, the Board of Directors determined that it was in the best interests of the Company and its shareholders for the Company to proceed with the private placement based on the Board's belief that such transactions offered the most favorable terms then available to the Company given the existing market conditions and the Company's need for additional cash resources. If all the shares of Series E Preferred Stock were converted, and all the Series E Preferred Warrants exercised, as of April 14, 2000, the Company would be required to issue approximately 961,573 shares of Common Stock, or approximately 10.6% of the number of shares of Common Stock outstanding as of April 14. The aggregate number of shares of Common Stock issuable upon such conversion and exercise will vary, based upon the closing bid prices of the Company's Common Stock. If Proposal Five is not approved, the Series E Preferred Stock will remain outstanding, but the holders of the Series E Preferred Stock will not be able to convert the Series E Preferred Stock into a number of shares representing more than the Series E Preferred Maximum Share Amount unless
(i) the stockholders of the Company hereinafter approve such issuance;
(ii) Nasdaq waives the requirements of the NASD Rule, or (iii) the NASD Rule (or any similar rule) is no longer applicable to the Common Stock.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL SIX.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL SEVEN)


    The Board of Directors has appointed PricewaterhouseCoopers, LLC as independent accountants to audit the consolidated financial statements of the Company for 1999. Stockholders are being asked to ratify this appointment. Representatives of PricewaterhouseCoopers, LLC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL SEVEN.

                        APPROVAL OF AN AMENDMENT TO THE
                  EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
                        NUMBER OF SHARES OF COMMON STOCK
                         THAT MAY BE ISSUED THEREUNDER
                                (PROPOSAL EIGHT)


    On December 23, 1998, the Board of Directors adopted an amendment to the Company's Employee Stock Purchase Plan, subject to stockholder approval, to increase the number of shares of Common Stock that may be issued thereunder to 300,000 shares from 150,000 shares. The amendment appears in this proxy statement as Appendix "J" hereto. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote on the proposed amendment to the Employee Stock Purchase Plan. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the proposed amendment to the Employee Stock Purchase Plan. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve Proposal Eight.


    The purpose of the Employee Stock Purchase Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company.

    The Board of Directors believes that stock ownership is important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company and that increasing the aggregate number of shares available under the Employee Stock Purchase Plan will afford the Company additional flexibility in making such purchases available in the future. The only change proposed by the amendment is an increase in the number of shares that may be issued under the Employee Stock Purchase Plan.

    A summary description of the Employee Stock Purchase Plan appears in this Proxy Statement under "Stock Option Plans--Employee Stock Purchase Plan."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL EIGHT.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


    The following table provides information as of March 31, 2000, concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock,
(2) each director and nominee for director of the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned.



                                                                 COMMON
                                                                 STOCK       PERCENTAGE
                                                              BENEFICIALLY       OF
NAME OF BENEFICIAL OWNER(1)                                     OWNED(2)       CLASS
---------------------------                                   ------------   ----------
Harvey W. Sax(3)............................................     802,244         9.9%
Gia Bokuchava, Ph.D.(4).....................................      47,559           *
Roger J. Nebel(5)...........................................      40,698           *
Claude A. Thomas(6).........................................       5,000           *
Mark Germain(7).............................................     350,885         4.3
Margery Germain(8)..........................................     350,885         4.3
Daniel A. Delity(9).........................................     690,590         8.5
James Wm. Ellsworth(9)......................................     141,467         1.7
David B. Frank(9)...........................................     305,000         3.8
William Walker(10)..........................................          --           *
CPR (USA), Inc.(11).........................................     191,000         2.3
LibertyView Funds, LP(12)...................................     152,800         1.9
LibertyView Fund, LLC(12)...................................      38,200           *
MacNab LLC(13)..............................................     928,000        11.4
Jackson LLC(14).............................................     149,600         1.8
All executive officers and directors as a group (7
  persons)..................................................   1,727,558        21.2%


------------------------

*   Less than 1%.

(1) Except as otherwise noted, the street address of the named beneficial owner is Building 14, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305.


(2) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.



(3) Includes 2,500 shares of Common Stock issuable upon the exercise of an option outstanding as of March 31, 2000 at an exercise price of $4.47 per share. Excludes 57,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 31, 2000 at a weighted average exercise price of $5.61 which are not currently exercisable and which become exercisable more than 60 days following the date of this Proxy Statement. Excludes 5,000 common shares owned by a family member, to which Mr. Sax disclaims beneficial ownership.



(4) Includes 7,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 31, 2000 at a weighted average exercise price of $4.71 per share. Excludes 17,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 31, 2000 at a weighted average exercise price of $4.33 which are not currently exercisable and which become exercisable more than 60 days following the date of this Proxy Statement.



(5) Includes 7,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 31, 2000 at a weighted average exercise price of $5.35 per share and 18,958 shares issued in connection with HomeCom's acquisition of HISS. See "Certain Transactions". Excludes an additional

    18,960 shares of Common Stock that may be issued in connection with HomeCom's acquisition of HISS. See "Certain Transactions."



(6) Includes 5,000 shares of Common Stock issuable upon the exercise of an option outstanding as of March 31, 2000 at an exercise price of $3.22 per share which is currently exercisable. Excludes 10,000 shares of Common Stock issuable upon the exercise of options outstanding as of March 31, 2000 at a weighted average exercise price of $4.24 per share which is not currently exercisable and which becomes exercisable more than 60 days following the date of the date of this Proxy Statement.


(7) The address of this stockholder is 81 Main Street White Plains, NY 10601. Includes 335,052 shares of Common Stock owned by Margery Germain, the wife of Mr. Germain, as to which shares Mr. Germain disclaims beneficial ownership.

(8) The address of this stockholder is 6 Olmstead Road Scarsdale, NY 10583. Includes 15,833 shares of Common Stock owned by Mark Germain.


(9) Excludes 100,000 shares of Common Stock issuable upon the exercise of a warrant outstanding as of March 31, 2000 at an exercise price of $3.74 which are not currently exercisable and which become exercisable more than 60 days following the date of this Proxy Statement.



(10) Excludes 10,000 shares of Common Stock issuable upon the exercise of an option outstanding as of March 31, 2000 at an exercise price of $5.06 which is not currently exercisable and which become exercisable more than 60 days following the date of this Proxy Statement.



(11) Consists of shares of Common Stock issuable upon conversion of HomeCom's series B preferred stock and exercise of related warrants. CPR (USA), Inc. is a wholly-owned subsidiary of Banque CPR, a French company ("Banque CPR"). The Board of Directors of CPR (USA), Inc. are Richard Meckler, Steven Rogers, Henri Cukierman, Philippe Delienne, Olivier Mirat and Bernard Crutz. The principal officers of CPR (USA), Inc. are Messrs. Meckler and Rogers, and George Hartigan, Alan Mark, Cort Gwon & Neil Weiner.



(12) Consists of shares of Common Stock issuable upon conversion of HomeCom's series B preferred stock and exercise of related warrants. 100% of the voting shares of LibertyView Funds, L.P. are owned by Banque CPR. 100% of the voting shares of LibertyView Fund, LLC are owned by LibertyView Capital Management Inc., a wholly-owned subsidiary of CPR (USA) Inc.



(13) The address of this stockholder is c/o Citco Trustees (Cayman) Ltd., Corporate Centre, Windwood One, West Bay Road, Grand Cayman, Cayman Islands. The director of MacNab LLC is Navigator Management, Ltd., Harbour House, 2nd floor, Waterfront Drive, P.O. Box 972, Road Town, Tortola, British Virgin Islands, and the President of Navigator Management Ltd. is David Sims. Consists of shares of common stock issuable upon conversion of HomeCom's Series C Preferred Stock and exercise of related warrants. MacNab LLC may not convert shares of Series C Preferred Stock that would result in it owning in excess of 4.99% of the outstanding common stock following conversion.



(14) The address of this stockholder is c/o Citco Trustees (Cayman) Ltd., Corporate Centre, Windwood One, West Bay Road, Grand Cayman, Cayman Islands. The director of Jackson LLC is Navigator Management Ltd., Harbour House, 2nd Floor, Waterfront Drive, P.O. Box 972, Road Town, Tortola, British Virgin Islands, and the President of Navigator Management Ltd. is David Sims. Consists of shares of Common Stock issuable upon conversion of Homecom's Series D Preferred Stock and exercise of related warrants. Jackson LLC may not convert shares of Series D Preferred Stock that would result in it owning in excess of 4.99% of the outstanding common stock following conversion.

                        OTHER BUSINESS TO BE TRANSACTED

    AS OF THE DATE OF THIS PROXY STATEMENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING. IF ANY OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE OR ACT IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO SUCH MATTERS.

                                          By Order of the Board of Directors


                                          /s/ JAMES WM. ELLSWORTH
                                          --------------------------------------
                                          James Wm. Ellsworth
                                          Chief Financial Officer



Atlanta, Georgia
May 5, 2000

                                   APPENDIX A

                          HOMECOM COMMUNICATIONS, INC.
                         PROPOSED AMENDED ARTICLE IV TO
                           ARTICLES OF INCORPORATION

    The total number of shares of capital stock which the Corporation is authorized to issue is fifty-one million (51,000,000) divided into two classes as follows:

        (1) Fifty million (50,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

        (2) One million (1,000,000) shares of preferred stock, $.01 par value per share ("Preferred Stock").

    The holders of Common Stock shall be entitled to one vote for each share on all matters required or permitted to be voted on by stockholders of the Corporation.

    The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restriction thereof.

    The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

        (1) The number of shares constituting that series and the distinctive designation of that series;

        (2) The divided rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

        (3) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

        (4) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversions, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

        (5) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

        (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts of such sinking fund;

        (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

        (8) Any other relative rights, preferences and limitation of that series.

    Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

    If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                                  APPENDIX "B"

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


    HomeCom Communications, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 125 shares of Series B Convertible Preferred Stock of the Company, as follows:


        RESOLVED, that the Company is authorized to issue 125 shares of Series B Convertible Preferred Stock (the "SERIES B PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

        (1) Dividends. The Series B Preferred Shares shall not bear any dividends.

        (2) Holder's Conversion of Series B Preferred Shares. A holder's option, to convert the Series B Preferred Shares into shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK"), on the following terms and conditions:

           (a) Conversion Right. Subject to the provisions of Sections 2(g) and 3(a) below, at any time or times on or after the earlier of (i) 90 days after the Issuance Date (as defined herein), (ii) 5 days after receiving a "no-review" status from the U.S. Securities and Exchange Commission in connection with a registration statement ("REGISTRATION STATEMENT") covering the resale of Common Stock issued upon conversion of the Series B Preferred Shares and required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and its initial holders of Series B Preferred Shares (the "REGISTRATION RIGHTS AGREEMENT"), (iii) the date that the Registration Statement is declared effective by the U.S. Securities and Exchange Commission (the "SEC") any holder of Series B Preferred Shares shall be entitled to convert any Series B Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); provided, however, that, as long as any Holder is subject to laws, rules, or regulations which would prohibit such owner from owning in excess of 4.99%, in no event shall any holder be entitled to convert Series B Preferred Shares in excess of that number of Series B Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series B Preferred Shares beneficially owned by the holder and its affiliates beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
       Section 13(d) of the Securities Exchange Act of 1934, as amended.

           (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each of the Series B Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "CONVERSION RATE");

                         (.05)(N/365)(20,000)_+_20,000
                                CONVERSION PRICE

       For purposes of this Certificate of Designations, the following terms shall have the following meanings:

               (i) "CONVERSION PRICE" means as, of any Conversion Date (as defined below), the Market Conversion Price, each in effect as of such date, if applicable, and subject to adjustment as provided herein, but in no event shall the Conversion Price exceed the Fixed Conversion Price;

               (ii) "FIXED CONVERSION PRICE" means $5.23, subject to adjustment, as provided herein.

               (iii) "MARKET CONVERSION PRICE" means, the Average Market Price during any four (4) consecutive trading days (the "Market Price Days") as determined by the Holder during the twenty-five (25) consecutive trading day period ending one (1) Trading Day prior to the date that the Notice of Conversion (as defined herein) is sent to the Company as provided herein;

               (iv) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

               (v) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market(TM) (tHE "NASDAQ-SM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

               (vi) "N" means the number of days from, but excluding, the Issuance Date through and including the Conversion Date for the Series B Preferred Shares for which conversion is being elected.

               (vii) "ISSUANCE DATE" means the date of issuance of the Series B Preferred Shares.

               (viii) "TRADING DAY" means any day on which the Company's Common Stock is traded on the Principal Trading Market.

           (c) Adjustment to Conversion Price--Dilution and Other Events. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

               (i) Adjustment of Fixed Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (ii) Reorganization, Reclassification, Consolidation, Merger, or Sale. Any recapitalization, reorganization reclassification, consolidation. merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assess with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding) to insure that each of the holders of the Series B Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(c) and Section 2(a) below will thereafter be applicable to the Series B Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series B Preferred Shares then outstanding), the obligation to deliver to each holder of Series B Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (iii) Notices.

                   (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of Series B Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                   (B) The Company will give written notice to each holder of
               Series B Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record
               (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                   (C) The Company will also give written notice to each holder of Series B Preferred Shares at least twenty (20) days prior to the date on which any Organic Change, Major Transaction (as defined below), dissolution or liquidation will take place.

           (d) Mechanics of Conversion. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 2(c) below:

               (i) Holder's Delivery Requirements. To convert Series B Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series B Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

               (ii) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt,
           (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or
           (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

               (iii) Dispute Resolution. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series B Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

           (e) Nasdaq Compliance. So long as the Common Stock is listed for trading on Nasdaq-SM or an exchange or quotation system with a rule substantially similar to Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series B Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series B Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series B Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation has obtained approval of the (i) issuance of the Common Stock upon conversion of the Series B Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series B Preferred Stock that were issued upon conversion of Series B Preferred Stock that were issued upon conversion of Series B Preferred Stock) (the "STOCKHOLDER APPROVAL"), or (ii) conversion of Series B Preferred Stock, or (iii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Nasdaq Rule 4460(i). If the Corporation's Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means
       (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series B Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series B Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of Nasdaq, by reason of the inapplicability of the rules of Nasdaq or otherwise and concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained, there are insufficient reserved or authorized shares or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series B Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series B Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series B Preferred Stock plus
       (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series B Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount (the "TRIGGERING EVENT"), the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) within sixty (60) days of such Triggering

       Event and before the Mandatory Redemption Date (the "STOCKHOLDER APPROVAL DEADLINE").

           (f) Mandatory Conversion. If any Series B Preferred Shares remain outstanding on March 24, 2002, then, notwithstanding the limitations on conversions provided in Section 2(a), all such Series B Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Series B Preferred Shares had given the Conversion Notice on March 24, 2002, and the Conversion Date had been fixed as of March 24, 2002, (the "MANDATORY CONVERSION DATE") for all purposes of this Section 2, and all holders of Series B Preferred Shares shall thereupon and with two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series B Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this
       Section 2.

           (g) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series B Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of it share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

           (h) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series B Preferred Shares.

        (3) Company's Right to Redeem at its Election.

           (a) At any time, commencing upon the earlier to occur of
       (i) 110 days after the Issuance Date, or (ii) the date that the Registration Statement becomes effective with the SEC, the Company shall have the right, in it sole discretion, to redeem ("REDEMPTION AT COMPANY'S ELECTION"), from time to time, any or all of the Series B Preferred Stock; provided, (i) Company shall first provide ten (10) days advance written notice as provided in subparagraph 3(a)(ii) below, and
       (ii) that the Company shall only be entitled to redeem Series B Preferred Stock having an aggregate Stated Value (as defined below) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series B Preferred Stock, the Company shall redeem a pro-rata amount from each Holder of the Series B Preferred Stock.

               (i) Redemption Price At Company's Election. The "REDEMPTION PRICE AT COMPANY'S ELECTION" shall be calculated as 120% of Stated Value, as that term is defined below, of the Series B Preferred Stock. For purposes hereof, "STATED VALUE" shall mean the original principal amount of Preferred Stock being redeemed.

               (ii) Mechanics of Redemption at Company's Election. The Company shall effect each such redemption by giving at least ten (10) days prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the Holders of the Series B Preferred Stock selected for redemption at the address and facsimile number of such Holder appearing in the Company's Series B Preferred Stock register and
           (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Series B Preferred Stock that have been selected for redemption, (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT COMPANY'S ELECTION") and (iii) the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, Holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series B Preferred Stock which it is otherwise entitled to convert, including Series B Preferred Stock that has been selected for redemption at Company's election pursuant to this subsection 3(a).

           (b) Company Must Have Immediately Available Funds. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Sections 3(a) unless it has the full amount of the redemption price in cash, available in an immediately available escrow account in a bank or similar financial institution.

           (c) Payment of Redemption Price. Each Holder submitting Preferred Stock being redeemed under this Section 3 shall send their Series B Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election.

        (4) Holder's Right to Redeem at its Election.

           (a) In the event that the Company has issued to the Holders the Maximum Share Amount and has failed to obtain Stockholder Approval within the Stockholder Approval Deadline, the Holder shall have the one time right, in it sole discretion, for so long as the Company has failed to obtain Stockholder Approval beyond the Stockholder Approval Deadline to cause the Company to redeem ("REDEMPTION AT HOLDER'S ELECTION"), all of the Series B Preferred Stock; provided, Holder shall first provide fifteen (15) days advance written notice as provided in subparagraph 4(a)(ii) below.

               (i) Redemption Price At Holder's Election. The "REDEMPTION PRICE AT HOLDER'S ELECTION" shall be calculated as 120% of Stated Value.

               (ii) Mechanics of Redemption at Holder's Election. The Buyer shall effect each such redemption by giving at least fifteen
           (15) days prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the Company and (B) the Transfer Agent, which Notice of Redemption At Holder's Election shall be deemed to have been delivered three (3) business days after the Buyer's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Buyer's Election. Such Notice of Redemption At Buyer's Election shall indicate (i) the number of shares of Series B Preferred Stock that have been selected for redemption,
           (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT BUYER'S ELECTION") and (iii) the applicable Redemption Price At Buyer's Election, as defined in subsection
           (a)(i) above.

           (b) Payment of Redemption Price. Each Holder submitting Preferred Stock being redeemed under this Section 4 shall send their Series B Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Holder's Election.

        (5) Reissuance of Certificates. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series B Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series B Preferred Shares a Preferred stock certificate representing the remaining Series B Preferred Shares which have not been so converted or redeemed.

        (6) Reservation of Shares. The Company shall, so long as any of the Series B Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series B Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series B Preferred Shares are at any time convertible,

        (7) Voting Rights. Holders of Series B Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware and as expressly provided in this Certificate of Designations.

        (8) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series B Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series B Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series B Preferred Share equal to the sum of (i) $20,000 and (ii) an amount equal to the product of (.05) (N/365) ($20,000) (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series B Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series B Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series B Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights as a percentage or the full amount of Preferred Funds payable to all holders of Series B Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series B Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

        (9) Preferred Rate. All shares of Common Stock shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the shares of Common Stock shall be subject to the Preferences and relative rights of the Series B Preferred Shares. The Series B Preferred Shares shall be of greater rank than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series B Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series B Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

        (10) Restriction on Dividends. If any Series B Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has been given to holders of the Series B Preferred Shares at least thirty (30) days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this Section 10 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series B Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series B Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series B Preferred Shares under clause 10(i) hereof, the Company has in cash or cash equivalents an amount equal to the aggregate of:(A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

        (11) Vote to Change the Terms of Series B Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than a majority of the then outstanding Series B Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Shares.

        (12) Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series B Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series B Preferred Shares into Common Stock.

        (13) Withholding Tax Obligations. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series B Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series B Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, provided, however, the Company may reasonably condition the making of any such distribution in respect of any Series B Preferred Share on the holder of such Series B Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a property completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

    IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Harvey W. Sax, its Chief Executive Officer, as of the 24th day of March, 1999.

                                          HOMECOM COMMUNICATIONS, INC.

                                          By:

                                              Harvey W. Sax

                                              Chief Executive Officer

                                   EXHIBIT I
                          HOMECOM COMMUNICATIONS, INC.
                               CONVERSION NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, $.01 par value per share (the "SERIES B PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.01 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series B Preferred Shares specified below as of the date specified below.

    The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                              Date of Conversion:

                              Number of Series B Preferred
                              Shares to be converted

                              Stock certificate no(s). of Series B
                              Preferred Shares to be converted:

Please confirm the following
information:

                              Conversion Price:

                              Four Consecutive Days Comprising
                              Pricing Period and Prices:

                              Number of shares of Common Stock
                              to be issued:

please issue the Common Stock into which the Series B Preferred Shares are being converted in the following name and to the following address:

                              Issue to:(1)

                              Facsimile Number:

                              Authorization:

                              By:

                              Title:

                              Dated:

ACKNOWLEDGED AND AGREED:

HOMECOM
COMMUNICATIONS, INC.

By:

Name:

Title:

Date:

    (1) If other than to the record holder of the Series B Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                    APPENDIX "C"

                  FORM OF SERIES B PREFERRED WARRANT AGREEMENT

    WARRANT AGREEMENT dated as of March 25, 1999, between HomeCom
Communications, Inc., a Delaware corporation (the "COMPANY"), and
____________________________ (hereinafter referred to as "INVESTOR").

                                  WITNESSETH:

    WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "OFFERING") of up to $2,500,000 in principal amount of Series B Preferred Stock (the "PREFERRED STOCK") for an aggregate purchase price $2,500,000; and

    WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

    NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


    (1.) Grant.


    Investor and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Preferred Stock until 5:00 P.M., Eastern Standard Time, on March 24, 2004 (the "WARRANT EXERCISE TERM"), one hundred twelve thousand five hundred Shares at an exercise price (subject to adjustment as provided in Article 7 hereof) of $5.70 per share (the "INITIAL EXERCISE PRICE").


    (2.) Warrant Certificates.


    The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.


    (3.) Exercise of Warrants.


        3.1 Cash Exercise. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

        3.2 Cashless Exercise. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE DATE"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the current market value of a share of Common Stock.


    (4.) Issuance of Certificates.


    Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

    The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

    The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

    The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
(iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.


    (5.) Price.


        5.1 Adjusted Exercise Price. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

        5.2 Exercise Price. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.


    (6.) Registration Rights.


        6.1 Registration Under the Securities Act of 1993.

    The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

        6.2 Registrable Securities. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

        6.3 Piggyback Registration. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


    (7.) Adjustments of Exercise Price and Number of Shares.


        7.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

        7.2 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        7.3 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

        7.4 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

           (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

           (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

           (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or

           (d) If the amount of said adjustment shall be less than 2 cents (2(cent)) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2(cent)) per Share.

        7.5 Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.


    (8.) Exchange and Replacement of Warrant Certificates.


    Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.


    (9.) Elimination of Fractional Interests.


    The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.


    (10.)Reservation and Listing of Securities.


    The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.


    (11.)Notices to Warrant Holders.


    Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

        (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.


    (12.)Notices.


    All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

        (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

        (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.


    (13.)Supplements and Amendments.


    The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interests of the Holders of Warrant Certificates.


    (14.)Successors.


    All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.


    (15.)Termination.


    This Agreement shall terminate at the close of business on March 24, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on March 24, 2004.


    (16.)Governing Law.


    This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 et seq., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.


    (17.)Benefits of This Agreement.


    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.


    (18.)Counterparts.


    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          HOMECOM COMMUNICATIONS, INC.

                                                By:    /s/ HARVEY W. SAX
                                                       -------------------------------------
                                                Name:  Harvey W. Sax
                                                Title: Chairman of the Board and Chief
                                                       Executive Officer

Attest:  /s/ Norm H. Smith
         ------------------------------------
Name:    Norm H. Smith
Title:   CFO, Secretary & Treasurer

                                                INVESTOR

                                                By:
                                                       -------------------------------------
                                                Name:
                                                       -------------------------------------
                                                Title:
                                                       -------------------------------------

Attest:
         ------------------------------------
Name:
         ------------------------------------
Title:
         ------------------------------------

                                   EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

    THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, MARCH 24, 2004

No. _____                              Shares ______

                              WARRANT CERTIFICATE

    This Warrant Certificate certifies that ____________________________ ("INVESTOR") or registered assigns, is the registered holder of one Warrant to purchase, at any time from March 25, 1999, until 5:00 P.M. Eastern Standard Time on March 24, 2004 ("EXPIRATION DATE"), up to ______________ shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $5.70 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of March 25, 1999, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

    No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

    The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

    The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

    Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

    Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

    The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: March 25, 1999

                                                       HOMECOM COMMUNICATIONS, INC.

                                                       By:  /s/ HARVEY SAX
                                                            -----------------------------------------
                                                            Name: Harvey Sax
                                                            Title: President

         /s/ NORM H. SMITH
         -----------------------------------------
         Name: Norm H. Smith
Attest:  Title: CFO, Secretary & Treasurer

                         [FORM OF ELECTION TO PURCHASE]

    The undersigned hereby irrevocably elects to exercise the right, represented
by this Warrant Certificate, to purchase             Shares and herewith tenders
in payment for such Shares cash or a certified or official bank check payable in
New York Clearing House Funds to the order of             in the amount of
$    , all in accordance with the terms hereof. The undersigned requests that a
certificate for such Shares be registered in the name of                 whose
address is                 , and that such Certificate be delivered to
                , whose address is                .

Dated:                        Signature: ___________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

______________________________________
______________________________________
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]
                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate.)

    FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto
______________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
______________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within- named Company, with full power of substitution.

Dated:                        Signature: ___________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

______________________________________
______________________________________
(Insert Social Security or Other
Identifying Number of Assignee)

                                  APPENDIX "D"

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

    HomeCom Communications, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 175 shares of Series C Convertible Preferred Stock of the Company, as follows:

        RESOLVED, that the Company is authorized to issue 175 shares of Series C Convertible Preferred Stock (the "SERIES C PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

           (1) DIVIDENDS. The Series C Preferred Shares shall not bear any dividends.

           (2) HOLDER'S CONVERSION OF SERIES C PREFERRED SHARES. A holder of Series C Preferred Shares shall have the right, at such holder's option, to convert the Series C Preferred Shares into shares of the Company's common stock, $. 0001 par value per share (the "COMMON STOCK"), on the following terms and conditions:

               (a) CONVERSION RIGHT. Subject to the provisions of Sections 2(j) and 3(a) below, at any time or times on or after 120 days after the Issuance Date (as defined herein), any holder of Series C Preferred Shares shall be entitled to convert any Series C Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); PROVIDED, HOWEVER, that in no event other than upon a Mandatory Conversion pursuant to
           Section 2(f) hereof, shall any holder be entitled to convert
           Series C Preferred Shares in excess of that number of Series C Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series C Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
           Section 13(d) of the Securities Exchange Act of 1934, as amended.

               (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series C Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "CONVERSION RATE");

                               (.06)(N/365)(20,000) + 20,000
                                     CONVERSION PRICE

           For purposes of this Certificate of Designations, the following terms shall have the following meanings:

                   (i) "CONVERSION PRICE" means as, of any Conversion Date (as defined below), the Floating Conversion Price, as in effect as of such date and subject to adjustment as provided herein, but in no event shall the Conversion Price exceed the Fixed Conversion Price;

                   (ii) "FIXED CONVERSION PRICE" means $5.875, subject to
               adjustment, as provided herein.

                   (iii) "FLOATING CONVERSION PRICE" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Average Market Price for the Common Stock for the five (5) Trading Days immediately preceding such date;

                   (iv) "CONVERSION PERCENTAGE" means 82.5%;

                   (v) "AVERAGE MARKET PRICE" means, with respect to any
               security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

                   (vi) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market-TM- (the "NASDAQ-SM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

                   (vii) "N" means the number of days from, but excluding, the
               Issuance Date through and including the Conversion Date for the Series C Preferred Shares for which conversion is being elected.

                   (viii) "ISSUANCE DATE" means the date of issuance of the
               Series C Preferred Shares.

                   (ix) "TRADING DAY" means any day on which the Company's
               Common Stock is traded on the Principal Trading Market.

               (c) ADJUSTMENT TO CONVERSION PRICE--DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this
           Section 2(d).

                   (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

                   (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization reclassification, consolidation. merger, sale of a or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series C Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series C Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(c) will thereafter be applicable to the Series C Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series C Preferred Shares then outstanding), the obligation to deliver to each holder of Series C Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                   (iii)  NOTICES.

                   (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of Series C Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                   (B) The Company will give written notice to each holder of
               Series C Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record
               (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                   (C) The Company will also give written notice to each holder of Series C Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

               (d) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                   (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series C Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series C Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

                   (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

                   (iii) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three
               (3) business days of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one
               (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

                   (iv) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series C Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

               (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on Nasdaq-SM or an exchange or quotation system with a rule substantially similar to

           Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series C Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series C Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series C Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series C Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series C Preferred Stock that were issued upon conversion of Series C Preferred Stock (the "STOCKHOLDER APPROVAL"), or
           (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Nasdaq Rule 4460(i). If the Corporation's Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series C Preferred Stock pursuant to the Purchase Agreement plus
           (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series C Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of Nasdaq, or by reason of the inapplicability of the rules of Nasdaq or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series C Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that
           (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series C Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series C Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series C Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

               (f) MANDATORY CONVERSION. If any Series C Preferred Shares remain outstanding on July 22, 2002, then all such Series C Preferred Shares shall be converted as of such date in accordance with this
           Section 2 as if the holders of such Series C Preferred Shares had given the Conversion Notice on July 22, 2002, and the Conversion Date had been fixed as of July 22, 2002, (the "MANDATORY CONVERSION DATE") for all purposes of this Section 2, and all holders of Series C Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series C Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2.

               (g) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series C Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

               (h) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series C Preferred Shares.

               (i) LOCK-UP. If the Lock-Up Conditions (as defined below) are satisfied, but only for that period of time that the Lock-Up Conditions are satisfied, the Company may at its option at any time after the 90(th) day following the Issuance Date through July 22, 2001 (the "LOCK-UP EXERCISE PERIOD"), prohibit holders of the
           Series C Preferred Shares from exercising any conversion rights granted pursuant to Section (2) (a) (the "LOCK-UP") for a period (the "LOCK-UP PERIOD") beginning on the Lock-Up Notice Delivery Date (as defined below) until the earlier of (Y) ninety (90) days after the Lock-Up Notice Delivery Date and (Z) such time as the Lock-Up Conditions (as defined below) are no longer satisfied; PROVIDED, HOWEVER, that if the Lock-Up Notice Delivery Date is on or after the 646(st) day following the Issuance Date, the Lock-Up Period shall terminate on the 725(th) day following the Issuance Date.

                   (i) LOCK-UP CONDITIONS. The "LOCK-UP CONDITIONS" shall be deemed satisfied only for such period of time as the Board of Directors of the Company is in possession of material, non-public information relating to a business transaction involving the Company which would be required to be disclosed to the public before any member of the Board of Directors would be able to sell any equity securities of the Company in compliance with the anti-fraud provisions of the Securities Act of 1933. The Company shall give prompt notice to each of the holders of the Series C Preferred Shares if at any time during the Lock-Up period such condition is not properly satisfied.

                   (ii) CONSIDERATION FOR LOCK-UP. In consideration for the Company's exercise of the Lock-Up, the Company shall within five
               (5) Trading Days of the end of each calendar month during the Lock-Up Period deliver to the holder of Series C Preferred Shares at the Company's election (i) a cash payment equal to 3% of the principal amount of the Series C Preferred Shares then held by each such holder for each thirty (30) days of the Lock-Up Period (the "LOCK-UP PERIOD PRINCIPAL") (pro rated for partial months) or (ii) deliver Common Stock to such holder of Series C Preferred Shares in an amount equal to the Lock-Up Period Principal divided by the Average Market Price for the Common Stock for the twenty Trading Days immediately preceding the end of each calendar month during the Lock-Up Period.

                   (iii) MECHANICS OF LOCK-UP. To effect the Lock-Up, the Company shall (x) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern

               Standard Time on any date (the "LOCK-UP NOTICE DELIVERY DATE") during the Lock-Up Exercise Period, to each holder of Series C Preferred Shares (I) a copy of a fully executed notice in the form of Exhibit II hereto (the "LOCK-UP NOTICE") and
               (II) executed agreements ("LOCK-UP AGREEMENTS"), in the form attached hereto as Exhibit III, from each officer or director of the Company or any subsidiary of the Company who beneficially owns, or has any disposition power with respect to 5% or more of the total outstanding shares of Common Stock as of the Lock-Up Notice Delivery Date which, for the benefit of the holders of the Series C Preferred Shares, obligates such persons not to sell or otherwise dispose of any shares of Common Stock until one day after each of the holders of the Series C Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, and (y) surrender to a common carrier for delivery to each Series C Preferred Share holder as soon as practicable following such date, an originally executed Lock-Up Notice, originally executed Lock-Up Agreements; PROVIDED, HOWEVER, that such Lock-Up Notice shall not be effective with respect to the conversion of any shares of Series C Preferred Shares for which a holder of such shares has, prior to receipt of the Lock-Up Notice, properly delivered a Conversion Notice pursuant to Section (2)(d)(i).

               (j) CONVERSION RESTRICTION. The right of a holder of Series C Preferred Shares to convert Series C Preferred Shares pursuant to this Section 2 shall be subject to the following limitations (which shall be applied independently):

                   (i) During the period beginning on the Issuance Date and
               ending on the 120(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 25% of the number of Series C Preferred Shares purchased by such Buyer;

                   (ii) During the period beginning on the Issuance Date and
               ending on the 150(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 50% of the number of Series C Preferred Shares purchased by such Buyer; and

                   (iii) During the period beginning on the Issuance Date and ending on the 180(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 75% of the number of Series C Preferred Shares purchased by such Buyer.

       Each holder of the Series C Preferred Shares shall provide the Company a weekly record of its trading activity.

           (3)  COMPANY'S RIGHT TO REDEEM AT ITS ELECTION.

               (a) At any time after the Issuance Date, the Company shall have the right, in its sole discretion, to redeem ("REDEMPTION AT COMPANY'S ELECTION"), from time to time, any or all of the Series C Preferred Stock; provided (i) Company shall first provide ten
           (10) days advance written notice as provided in subparagraph
           3(a)(ii) below, and (ii) that the Company shall only be entitled to redeem Series C Preferred Stock having an aggregate Stated Value (as defined below) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series C Preferred Stock, the Company shall redeem a pro-rata amount from each holder of the Series C Preferred Stock.

                   (i) REDEMPTION PRICE AT COMPANY'S ELECTION. The "REDEMPTION PRICE AT COMPANY'S ELECTION" shall be calculated as (1) 105% of the Stated Value for the first 30 days following the Issuance Date, as defined below; (2) 110% of the Stated Value for the next 90 days thereafter and (3) 120% of Stated Value following
               120 days from the Isssuance

               Date of the Series C Preferred Stock. For purposes hereof, "STATED VALUE"shall mean the original purchase price of Preferred Stock being redeemed.

                   (ii) MECHANICS OF REDEMPTION AT COMPANY'S ELECTION. The Company shall effect each such redemption by giving at least ten
               (10) days prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the holders of the Series C Preferred Shares selected for redemption at the address and facsimile number of such holder appearing in the Company's Series C Preferred Stock register and (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Series C Preferred Shares that have been selected for redemption, (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT COMPANY'S ELECTION") and
               (iii) the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, the holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series C Preferred Shares which it is otherwise entitled to convert, including Series C Preferred Shares that has been selected for redemption at Company's election pursuant to this subsection 3(a).

               (b) COMPANY MUST HAVE IMMEDIATELY AVAILABLE FUNDS OR CREDIT FACILITIES. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Section 3(a) unless it has:

                   (i) the full amount of the redemption price to cash,
               available in a demand or other immediately available account in a bank or similar financial institution; or

                   (ii) immediately available credit facilities, in the full
               amount of the redemption price with a bank or similar financial institution, or

                   (iii) an agreement with a standby underwriter willing to
               purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

                   (iv) a combination of the items set forth in (i), (ii), and
               (iii) above, aggregating the full amount of the redemption price.

               (c)  PAYMENT OF REDEMPTION PRICE.  Each holder submitting
           Series C Preferred Shares being redeemed under this Section 3 shall send their Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election.

           (4) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series C Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series C Preferred Shares a Preferred Stock Certificate representing the remaining Series C Preferred Shares which have not been so converted or redeemed.

           (5) RESERVATION OF SHARES. The Company shall, so long as any of the Series C Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series C Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series C Preferred Shares are at any time convertible,

           (6) VOTING RIGHTS. Holders of Series C Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware and as expressly provided in this Certificate of Designations.

           (7) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series C Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series C Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series C Preferred Share equal to the sum of (i) $20,000 and (ii) an amount equal to the product of (.06) (N/365) ($20,000) (where "N" has the meaning specified in Section 2(b)(viii); (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series C Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series C Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series C Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series C Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

           (8) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series C Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the shares of Common Stock shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock and Series C Preferred Shares. Except for the Series B Convertible Preferred Stock, the Series C Preferred Shares shall be of greater than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series C Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series C Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series C Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

           (9) RESTRICTION ON DIVIDENDS. If any Series C Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series C Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has been given to holders of the Series C Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this Section 9 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series C Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series C Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series C Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of:
       (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and
       (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

           (10) VOTE TO CHANGE THE TERMS OF SERIES C PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than a majority of the then outstanding Series C Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Shares.

           (11) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series C Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series C Preferred Shares into Common Stock.

           (12) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series C Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series C Preferred Share on the holder of such Series C Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series C Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series C Preferred Share on the holder of such Series C Preferred Shares depositing with the

       Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series C Preferred Share on the holder of such Series C Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Harvey Sax, its Chief Executive Officer, as of the 23(rd)day of July, 1999.

                                                       HOMECOM COMMUNICATIONS, INC.

                                                       By:                /s/ HARVEY SAX
                                                            -----------------------------------------
                                                                            Harvey Sax
                                                                     Chief Executive Officer

                                   EXHIBIT I
                          HOMECOM COMMUNICATIONS, INC.
                               CONVERSION NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, $.01 par value per share (the "SERIES C PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.01 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series C Preferred Shares specified below as of the date specified below.

    The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                                        Date of Conversion:
                                        ________________________________________

                                        Number of Series C
                                        Preferred Shares to be converted
                                        ________________________________________

                                        Stock certificate no(s). of Series C
                                        Preferred Shares to be converted:
                                        ________________________________________

Please confirm the following information:

                                        Conversion Price:
                                        ________________________________________

                                        Five Days Comprising Pricing Period and
                                        Prices:
                                        ________________________________________

                                        Number of shares of Common Stock
                                        to be issued:
                                        ________________________________________
please issue the Common Stock into which the Series C Preferred Shares are being converted in the following name and to the following address:

                                               Issue to:(1)

                                               ________________________________________

                                               ________________________________________

                                               Facsimile
                                               Number: ____________________________________

                                               Authorization: ____________________________________

                                               By: ____________________________________

                                               Title: _________________________________

                                               Dated: _________________________________

ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ____________________________________

Name: __________________________________

Title: _________________________________

                                   EXHIBIT II
                          HOMECOM COMMUNICATIONS, INC.
                                 LOCK-UP NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). In accordance with and pursuant to Section (2)(i) of the Certificate of Designations, the Company hereby elects to exercise its Lock-Up rights (as set forth in the Certificate of Designations), effective as of the date hereof. Consequently, the Company shall not be required to convert any Series C Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period beginning on the date hereof and ending on the earlier of (i) that date which is ninety (90) days from the date hereof and
(ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

                                    Authorization: _____________________________
                                             By: _______________________________
                                           Title: ______________________________
                                          Dated: _______________________________

                                  EXHIBIT III
                          HOMECOM COMMUNICATIONS, INC.
                           FORM OF LOCK-UP AGREEMENT

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). The undersigned has been advised that in accordance with and pursuant to Section (2)(i) of the Certificate of Designations, effective as of
            (the "LOCK-UP COMMENCEMENT DATE"), the Company has elected to exercise its Lock-Up rights (as set forth in the Certificate of Designations) with respect to shares of Series C Convertible Preferred Stock (the "SERIES C PREFERRED SHARES"), $.01 par value per share. Consequently, the Company shall not be required to convert any Series C Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period (the "LOCK-UP PERIOD") beginning on the Lock-Up Commencement Date and ending on the earlier of (i) that date which is ninety (90) days from the Lock-Up Commencement Date and (ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

    In consideration of the agreement by the holders of the Series C Preferred Shares not to convert any Series C Preferred Share pursuant to the Lock-Up rights, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, until one day after each of the holders of the Series C Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, the undersigned will not, directly or indirectly, without the prior written consent of the holders representing a majority of the outstanding Series C Preferred Shares, sell, contact to sell, pledge, grant any option for the sale of or otherwise dispose or cause the disposition of any shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK"), or an securities convertible into or exchangeable or exercisable for any shares of Common Stock owned by the undersigned. Notwithstanding the foregoing, the undersigned shall not need to obtain such written consent with respect to (1) a transfer (not involving a sale in the public market) of shares of Common Stock by the undersigned in a bona fide charitable or other donative transaction or in any estate planning transaction so long as in each case the transferee of such agreement to holders of the Series C Preferred Shares prior to effecting any such transfer and (2) a transfer (not involving a sale in the public market) of shares of Common Stock, if the undersigned is a natural person, due to the death or disability of the undersigned so long as the transferee of such shares agrees in writing to be bound by the terms of this agreement and furnishes a copy of such agreement to holders of the Series C Preferred Shares prior to effecting any such transfer.

    In furtherance of the foregoing, the Company and the Company's transfer agent and registrar are hereby authorized to decline to make any transfer or securities if such transfer would constitute a violation or breach of this agreement.

                                            Very truly yours,

                                            ------------------------------------

                                            Signature

                                            ------------------------------------

                                            Print Name

                                   APPENDIX E

                  FORM OF SERIES C PREFERRED WARRANT AGREEMENT

                               WARRANT AGREEMENT

    WARRANT AGREEMENT dated as of July 28, 1999, between HomeCom
Communications, Inc., a Delaware corporation (the "COMPANY"), and ____________, a ____________ (hereinafter referred to as "INVESTOR").

                              W I T N E S S E T H:

    WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "OFFERING") of up to $3,500,000 in principal amount of Series C Preferred Stock (the "PREFERRED STOCK") for an aggregate purchase price $3,500,000; and

    WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

    NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


    (1.)  GRANT.


    Investor and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Preferred Stock until 5:00 P.M., Eastern Standard Time, on July 27, 2004 (the "WARRANT EXERCISE TERM"), 59,574 Shares at an exercise price (subject to adjustment as provided in
Article 7 hereof) of $7.34 per share (the "INITIAL EXERCISE PRICE").


    (2.)  WARRANT CERTIFICATES.


    The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.


    (3.)  EXERCISE OF WARRANTS.


        3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

        3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE DATE"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less
    (ii) the number of Shares equal to the quotient obtained by dividing
    (A) the product of the Total Number and the then existing Exercise Price by
    (B) the current market value of a share of Common Stock.


    (4.)  ISSUANCE OF CERTIFICATES.


    Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

    The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

    The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

    The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.


    (5.)  PRICE.


        5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

        5.2 EXERCISE PRICE. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

    (6.)  REGISTRATION RIGHTS.


        6.1  REGISTRATION UNDER THE SECURITIES ACT OF 1993.

The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

        6.2 REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

        6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


    (7.)  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.


        7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

        7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

        7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

           (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

           (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

           (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or

           (d)  If the amount of said adjustment shall be less than 2 cents
       (2 CENTS) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2 CENTS) per Share.

        7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.


    (8.)  EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.


    Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.


    (9.)  ELIMINATION OF FRACTIONAL INTERESTS.


    The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.


    (10.)  RESERVATION AND LISTING OF SECURITIES.


    The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.


    (11.)  NOTICES TO WARRANT HOLDERS.


    Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

        (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

    (12.)  NOTICES.


    All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

           (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

           (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.


    (13.)  SUPPLEMENTS AND AMENDMENTS.


    The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interests of the Holders of Warrant Certificates.


    (14.)  SUCCESSORS.


    All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.


    (15.)  TERMINATION.


    This Agreement shall terminate at the close of business on July 27, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on July 27, 2004.


    (16.)  GOVERNING LAW.


    This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 et seq., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.


    (17.)  BENEFITS OF THIS AGREEMENT.


    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

    (18.)  COUNTERPARTS.


    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          HOMECOM COMMUNICATIONS, INC.

                                          By: ____________________________
                                          Name: Harvey W. Sax

                                          Title:  Chairman of the Board and
                                               Chief Executive Officer

Attest: ____________________________
Name: ____________________________
Title: ____________________________

                                          INVESTOR

                                          By: ____________________________

                                          Name: _______________________
                                          Title: ________________________

Attest: ____________________________
Name: ____________________________
Title: ____________________________

                                   EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, JULY 27, 2004

    No.____________                                                59,574 Shares

                              WARRANT CERTIFICATE

    This Warrant Certificate certifies that       ("INVESTOR") or registered
assigns, is the registered holder of 59,574 Warrant shares to purchase, at any time from July 28, 1999, until 5:00 P.M. Eastern Standard Time on July 27, 2004 ("EXPIRATION DATE"), up to 59,574 shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $7.34 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of July 28, 1999, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

    No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

    The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

    The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

    Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

    Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

    The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: July 28, 1999                           HOMECOM COMMUNICATIONS, INC.

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

Attest:
---------------------------------------

Name:
---------------------------------------

Title:
-----------------------------------------

                         [FORM OF ELECTION TO PURCHASE]

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of ___________________ in the amount of $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ______________________whose address is
_____________________________________________, and that such Certificate be delivered to _____________________________________________, whose address is __.

Dated: --------------------                  Signature: ---------------------------------

                                             (Signature must conform in all respects to
                                             name of holder as specified on the face of
                                             the Warrant Certificate.)

_________________________________

_________________________________
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WARRANT CERTIFICATE.)

    FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________, Attorney, to transfer the within
Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:   ----------------                    Signature: ----------------------------------------------

                                             (Signature must conform in all respects to name of holder
                                             as specified on the face of the Warrant Certificate.)

_________________________________

_________________________________
(Insert Social Security or Other
Identifying Number of Assignee)

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

    HomeCom Communications, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 75 shares of Series D Convertible Preferred Stock of the Company, as follows:

        RESOLVED, that the Company is authorized to issue 75 shares of Series D Convertible Preferred Stock (the "SERIES D PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

        (1) DIVIDENDS. The Series D Preferred Shares shall not bear any dividends.

        (2) HOLDER'S CONVERSION OF SERIES D PREFERRED SHARES. A holder of Series D Preferred Shares shall have the right, at such holder's option, to convert the Series D Preferred Shares into shares of the Company's common stock, $. 0001 par value per share (the "COMMON STOCK"), on the following terms and conditions:

           (a) CONVERSION RIGHT. Subject to the provisions of Sections 2(j) and 3(a) below, at any time or times on or after 120 days after the Issuance Date (as defined herein) or the Effective Date (as defined in the Registration Rights Agreement of even date hereof), any holder of Series D Preferred Shares shall be entitled to convert any Series D Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event other than upon a Mandatory Conversion pursuant to
       Section 2(f) hereof, shall any holder be entitled to convert Series D Preferred Shares in excess of that number of Series D Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series D Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series D Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
       Section 13(d) of the Securities Exchange Act of 1934, as amended.

           (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series D Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "CONVERSION RATE");

                             (.06)(N/365)(20,000) + 20,000
                                   CONVERSION PRICE

       For purposes of this Certificate of Designations, the following terms shall have the following meanings:

               (i) "CONVERSION PRICE" means as, of any Conversion Date (as defined below), the Floating Conversion Price, as in effect as of such date and subject to adjustment as provided herein, but in no event shall the Conversion Price exceed the Fixed Conversion Price;

               (ii) "FIXED CONVERSION PRICE" means $5.875, subject to adjustment, as provided herein.

               (iii) "FLOATING CONVERSION PRICE" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Average Market Price for the Common Stock for the five (5) Trading Days immediately preceding such date;

               (iv) "CONVERSION PERCENTAGE" means 82.5%;

               (v) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

               (vi) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market-TM- (the "NASDAQ-SM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

               (vii) "N" means the number of days from, but excluding, the Issuance Date through and including the Conversion Date for the Series D Preferred Shares for which conversion is being elected.

               (viii) "ISSUANCE DATE" means the date of issuance of the Series D Preferred Shares.

               (ix) "TRADING DAY" means any day on which the Company's Common Stock is traded on the Principal Trading Market.

           (c) ADJUSTMENT TO CONVERSION PRICE--DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

               (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization reclassification, consolidation. merger, sale of a or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series D Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series D Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series D Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series D Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(c) will thereafter be applicable to the Series D Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series D Preferred Shares then outstanding), the obligation to deliver to each holder of Series D Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (iii) NOTICES.

                   (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of Series D Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                   (B) The Company will give written notice to each holder of
               Series D Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record
               (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                   (C) The Company will also give written notice to each holder of Series D Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

           (d) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

               (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series D Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the

           Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series D Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

               (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt,
           (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or
           (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

               (iii) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile
           (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series D Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

           (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on Nasdaq-SM or an exchange or quotation system with a rule substantially similar to Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series D Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series D Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series D Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series D Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series D Preferred

       Stock that were issued upon conversion of Series D Preferred Stock (the "STOCKHOLDER APPROVAL"), or (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Nasdaq
       Rule 4460(i). If the Corporation's Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series D Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series D Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of Nasdaq, or by reason of the inapplicability of the rules of Nasdaq or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series D Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series D Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and
       (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series D Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series D Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

           (f) MANDATORY CONVERSION. If any Series D Preferred Shares remain outstanding on September 26, 2002, then all such Series D Preferred Shares shall be converted as of such date in accordance with this
       Section 2 as if the holders of such Series D Preferred Shares had given the Conversion Notice on September 26, 2002, and the Conversion Date had been fixed as of September 26, 2002, (the "MANDATORY CONVERSION DATE") for all purposes of this Section 2, and all holders of Series D Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series D Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2.

           (g) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series D Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

           (h) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series D Preferred Shares.

           (i) LOCK-UP. If the Lock-Up Conditions (as defined below) are satisfied, but only for that period of time that the Lock-Up Conditions are satisfied, the Company may at its option at any time after the 90(th) day following the Issuance Date through September 26, 2001 (the "LOCK-UP EXERCISE PERIOD"), prohibit holders of the Series D Preferred Shares from exercising any conversion rights granted pursuant to Section (2)
       (a) (the "LOCK-UP") for a period (the "LOCK-UP PERIOD") beginning on the Lock-Up Notice Delivery Date (as defined below) until the earlier of
       (Y) ninety (90) days after the Lock-Up Notice Delivery Date and (Z) such time as the Lock-Up Conditions (as defined below) are no longer satisfied; provided, however, that if the Lock-Up Notice Delivery Date is on or after the 646(st) day following the Issuance Date, the Lock-Up Period shall terminate on the 725(th) day following the Issuance Date.

               (i) LOCK-UP CONDITIONS. The "LOCK-UP CONDITIONS" shall be deemed satisfied only for such period of time as the Board of Directors of the Company is in possession of material, non-public information relating to a business transaction involving the Company which would be required to be disclosed to the public before any member of the Board of Directors would be able to sell any equity securities of the Company in compliance with the anti-fraud provisions of the Securities Act of 1933. The Company shall give prompt notice to each of the holders of the Series D Preferred Shares if at any time during the Lock-Up period such condition is not properly satisfied.

               (ii) CONSIDERATION FOR LOCK-UP. In consideration for the Company's exercise of the Lock-Up, the Company shall within five
           (5) Trading Days of the end of each calendar month during the Lock-Up Period deliver to the holder of Series D Preferred Shares at the Company's election (i) a cash payment equal to 3% of the principal amount of the Series D Preferred Shares then held by each such holder for each thirty (30) days of the Lock-Up Period (the "LOCK-UP PERIOD PRINCIPAL") (pro rated for partial months) or (ii) deliver Common Stock to such holder of Series D Preferred Shares in an amount equal to the Lock-Up Period Principal divided by the Average Market Price for the Common Stock for the twenty Trading Days immediately preceding the end of each calendar month during the Lock-Up Period.


               (iii) MECHANICS OF LOCK-UP. To effect the Lock-Up, the Company shall (x) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time on any date (the "LOCK-UP NOTICE DELIVERY DATE") during the Lock-Up Exercise Period, to each holder of Series D Preferred Shares (I) a copy of a fully executed notice in the form of Exhibit II hereto (the "LOCK-UP NOTICE") and
           (II) executed agreements ("LOCK-UP AGREEMENTS"), in the form attached hereto as Exhibit III, from each officer or director of the Company or any subsidiary of the Company who beneficially owns, or has any disposition power with respect to 5% or more of the total outstanding shares of Common Stock as of the Lock-Up Notice Delivery Date which, for the benefit of the holders of the Series D Preferred Shares, obligates such persons not to sell or otherwise dispose of any shares of Common Stock until one day after each of the holders of the Series D Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, and (y) surrender to a common carrier for delivery to each Series D Preferred Share holder as soon as practicable following such date, an originally executed Lock-Up Notice, originally executed Lock-Up Agreements; provided, however, that such Lock-Up Notice shall not be effective with respect to the conversion of any shares of Series D Preferred Shares for which a holder of such shares has, prior to receipt of the Lock-Up Notice, properly delivered a Conversion Notice pursuant to Section (2)(d)(i).


           (j) CONVERSION RESTRICTION. The right of a holder of Series D Preferred Shares to convert Series D Preferred Shares pursuant to this
       Section 2 shall be subject to the following limitations (which shall be applied independently):

               (i) During the period beginning on the Issuance Date and ending on the 90(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 25% of the number of Series D Preferred Shares purchased by such Buyer;

               (ii) During the period beginning on the Issuance Date and ending on the 120(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 50% of the number of Series D Preferred Shares purchased by such Buyer; and

               (iii) During the period beginning on the Issuance Date and ending on the 150(th) day following the Issuance Date, each Buyer and all of their respective successors shall be entitled to convert no more than 75% of the number of Series D Preferred Shares purchased by such Buyer.

Each holder of the Series D Preferred Shares shall provide the Company a weekly record of its trading activity.

        (3)  COMPANY'S RIGHT TO REDEEM AT ITS ELECTION.

           (a) At any time after the Issuance Date, the Company shall have the right, in its sole discretion, to redeem ("REDEMPTION AT COMPANY'S ELECTION"), from time to time, any or all of the Series D Preferred Stock; provided (i) Company shall first provide ten (10) days advance written notice as provided in subparagraph 3(a)(ii) below, and (ii) that the Company shall only be entitled to redeem Series D Preferred Stock having an aggregate Stated Value (as defined below) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series D Preferred Stock, the Company shall redeem a pro-rata amount from each holder of the Series D Preferred Stock.

               (i) REDEMPTION PRICE AT COMPANY'S ELECTION. The "REDEMPTION PRICE AT COMPANY'S ELECTION" shall be calculated as (1) 105% of the Stated Value for the first 30 days following the Issuance Date, as defined below; (2) 110% of the Stated Value for the next 90 days thereafter and (3) 120% of Stated Value following 120 days from the Isssuance Date of the Series D Preferred Stock. For purposes hereof, "STATED VALUE"shall mean the original purchase price of Preferred Stock being redeemed.

               (ii) MECHANICS OF REDEMPTION AT COMPANY'S ELECTION. The Company shall effect each such redemption by giving at least ten (10) days prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the holders of the Series D Preferred Shares selected for redemption at the address and facsimile number of such holder appearing in the Company's Series D Preferred Stock register and
           (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Series D Preferred Shares that have been selected for redemption, (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT COMPANY'S ELECTION") and (iii) the applicable Redemption Price At

           Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, the holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series D Preferred Shares which it is otherwise entitled to convert, including Series D Preferred Shares that has been selected for redemption at Company's election pursuant to this subsection 3(a).

           (b) COMPANY MUST HAVE IMMEDIATELY AVAILABLE FUNDS OR CREDIT FACILITIES. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Section 3(a) unless it has:

               (i) the full amount of the redemption price to cash, available in a demand or other immediately available account in a bank or similar financial institution; or

               (ii) immediately available credit facilities, in the full amount of the redemption price with a bank or similar financial institution, or

               (iii) an agreement with a standby underwriter willing to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

               (iv) a combination of the items set forth in (i), (ii), and
           (iii) above, aggregating the full amount of the redemption price.

           (c) PAYMENT OF REDEMPTION PRICE. Each holder submitting Series D Preferred Shares being redeemed under this Section 3 shall send their Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election.

        (4) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series D Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series D Preferred Shares a Preferred Stock Certificate representing the remaining Series D Preferred Shares which have not been so converted or redeemed.

        (5) RESERVATION OF SHARES. The Company shall, so long as any of the Series D Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series D Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series D Preferred Shares are at any time convertible,

        (6) VOTING RIGHTS. Holders of Series D Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware and as expressly provided in this Certificate of Designations.

        (7) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series D Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series D Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series D Preferred Share equal to the sum of (i) $20,000 and
    (ii) an amount equal to the product of (.06) (N/365) ($20,000) (where "N" has the meaning specified in Section 2(b)(viii); (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of

    Series D Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series D Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series D Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series D Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series D Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

        (8) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series D Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the shares of Common Stock shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock and Series D Preferred Shares. Except for the Series B Convertible Preferred Stock, the Series D Preferred Shares shall be of greater than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series D Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series D Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series D Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

        (9) RESTRICTION ON DIVIDENDS. If any Series D Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series D Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has been given to holders of the Series D Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or
    (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this Section 9 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series D Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series D Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series D Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

        (10) VOTE TO CHANGE THE TERMS OF SERIES D PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than a majority of the then outstanding Series D Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Shares.

        (11) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series D Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series D Preferred Shares into Common Stock.

        (12) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series D Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series D Preferred Share on the holder of such Series D Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series D Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series D Preferred Share on the holder of such Series D Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, provided, however, the Company may reasonably condition the making of any such distribution in respect of any Series D Preferred Share on the holder of such Series D Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Harvey Sax, its Chief Executive Officer, as of the 27(th)day of September, 1999.

                                                       HOMECOM COMMUNICATIONS, INC.

                                                       By:
                                                            -----------------------------------------
                                                                            Harvey Sax
                                                                     CHIEF EXECUTIVE OFFICER

                                   EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                               CONVERSION NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock, $.01 par value per share (the "SERIES D PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series D Preferred Shares specified below as of the date specified below.

    The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series D Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                                          Date of Conversion:

                                          ______________________________________

                                          Number of Series D
                                          Preferred Shares to be converted

                                          ______________________________________

                                          Stock certificate no(s). of Series D
                                          Preferred Shares to be converted:

                                          ______________________________________

Please confirm the following information:

                                          Conversion Price:

                                          ______________________________________

                                          Five Days Comprising Pricing Period
                                          and Prices:

                                          ______________________________________

                                          Number of shares of Common Stock
                                          to be issued:

                                          ______________________________________
please issue the Common Stock into which the Series D Preferred Shares are being converted in the following name and to the following address:

                                          Issue to:(1)

                                          ______________________________________

                                          ______________________________________

                                          Facsimile Number:

                                          ______________________________________

                                          Authorization: _______________________

                                          By: __________________________________

                                          Title: _______________________________

                                          Dated: _______________________________

ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: __________________________________

Name: ________________________________

Title: _______________________________

Date: ________________________________

------------------------

(1) If other than to the record holder of the Series D Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                   EXHIBIT II

                          HOMECOM COMMUNICATIONS, INC.
                                 LOCK-UP NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). In accordance with and pursuant to Section (2)(i) of the Certificate of Designations, the Company hereby elects to exercise its Lock-Up rights (as set forth in the Certificate of Designations), effective as of the date hereof. Consequently, the Company shall not be required to convert any Series D Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period beginning on the date hereof and ending on the earlier of (i) that date which is ninety (90) days from the date hereof and
(ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

                                       Authorization:
                                                       -----------------------------------------------

                                                  By:
                                                       -----------------------------------------------

                                               Title:
                                                       -----------------------------------------------

                                               Dated:
                                                       -----------------------------------------------

                                  EXHIBIT III

                          HOMECOM COMMUNICATIONS, INC.
                           FORM OF LOCK-UP AGREEMENT

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). The undersigned has been advised that in accordance with and pursuant to Section (2)(i) of the Certificate of Designations, effective as of
            (the "LOCK-UP COMMENCEMENT DATE"), the Company has elected to exercise its Lock-Up rights (as set forth in the Certificate of Designations) with respect to shares of Series D Convertible Preferred Stock (the "SERIES D PREFERRED SHARES"), $.01 par value per share. Consequently, the Company shall not be required to convert any Series D Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period (the "LOCK-UP PERIOD") beginning on the Lock-Up Commencement Date and ending on the earlier of (i) that date which is ninety (90) days from the Lock-Up Commencement Date and (ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

    In consideration of the agreement by the holders of the Series D Preferred Shares not to convert any Series D Preferred Share pursuant to the Lock-Up rights, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, until one day after each of the holders of the Series D Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, the undersigned will not, directly or indirectly, without the prior written consent of the holders representing a majority of the outstanding Series D Preferred Shares, sell, contact to sell, pledge, grant any option for the sale of or otherwise dispose or cause the disposition of any shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), or an securities convertible into or exchangeable or exercisable for any shares of Common Stock owned by the undersigned. Notwithstanding the foregoing, the undersigned shall not need to obtain such written consent with respect to (1) a transfer (not involving a sale in the public market) of shares of Common Stock by the undersigned in a bona fide charitable or other donative transaction or in any estate planning transaction so long as in each case the transferee of such agreement to holders of the Series D Preferred Shares prior to effecting any such transfer and (2) a transfer (not involving a sale in the public market) of shares of Common Stock, if the undersigned is a natural person, due to the death or disability of the undersigned so long as the transferee of such shares agrees in writing to be bound by the terms of this agreement and furnishes a copy of such agreement to holders of the Series D Preferred Shares prior to effecting any such transfer.

    In furtherance of the foregoing, the Company and the Company's transfer agent and registrar are hereby authorized to decline to make any transfer or securities if such transfer would constitute a violation or breach of this agreement.

                                                      Very truly yours,

                                                      ------------------------------------------------
                                                      Signature

                                                      ------------------------------------------------
                                                      Print Name

                               WARRANT AGREEMENT

    WARRANT AGREEMENT dated as of September 27, 1999, between HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), and Jackson LLC, a Cayman Island limited liability company (hereinafter referred to as "INVESTOR").

                              W I T N E S S E T H:

    WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "OFFERING") of up to $1,500,000 in principal amount of Series D Preferred Stock (the "PREFERRED STOCK") for an aggregate purchase price $1,500,000; and

    WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

    NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


    (1.)  GRANT.


    Investor and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Preferred Stock until 5:00 P.M., Eastern Standard Time, on September 26, 2004 (the "WARRANT EXERCISE TERM"), 25,000 Shares at an exercise price (subject to adjustment as provided in
Article 7 hereof) of $5.875 per share (the "INITIAL EXERCISE PRICE").


    (2.)  WARRANT CERTIFICATES.


    The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as EXHIBIT A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.


    (3.)  EXERCISE OF WARRANTS.


        3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

        3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the

Company (the "EXCHANGE DATE"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less
(ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the current market value of a share of Common Stock.


    (4.)  ISSUANCE OF CERTIFICATES.


    Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

    The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

    The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

    The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.


    (5.)  PRICE.


        5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

        5.2 EXERCISE PRICE. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.


    (6.)  REGISTRATION RIGHTS.


        6.1  REGISTRATION UNDER THE SECURITIES ACT OF 1993.

    The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

        6.2 REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

        6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this
Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten
(10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


    (7.)  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.


        7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

        7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the

Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

        7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

        (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

        (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

        (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or

        (d) If the amount of said adjustment shall be less than 2 cents
    (2 CENTS) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2 CENTS) per Share.

        7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    (8.)  EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.


    Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.


    (9.)  ELIMINATION OF FRACTIONAL INTERESTS.


    The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.


    (10.)  RESERVATION AND LISTING OF SECURITIES.


    The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.


    (11.)  NOTICES TO WARRANT HOLDERS.


    Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

        (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

    (12.)  NOTICES.


    All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

        (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

        (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.


    (13.)  SUPPLEMENTS AND AMENDMENTS.


    The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interests of the Holders of Warrant Certificates.


    (14.)  SUCCESSORS.


    All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.


    (15.)  TERMINATION.


    This Agreement shall terminate at the close of business on September 26, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on September 26, 2004.


    (16.)  GOVERNING LAW.


    This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.


    (17.)  BENEFITS OF THIS AGREEMENT.


    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

    (18.)  COUNTERPARTS.


    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                       HOMECOM COMMUNICATIONS, INC.

                                                       By:
                                                            -----------------------------------------
                                                       Name: Harvey Sax
                                                       Title: CHAIRMAN OF THE BOARD AND
                                                            CHIEF EXECUTIVE OFFICER

Attest: ------------------------------------

Name: ------------------------------------

Title: -------------------------------------
                                                       Investor: JACKSON LLC

                                                       By:
                                                            -----------------------------------------

                                                       Name: ---------------------------------------

                                                       Title: ----------------------------------------

Attest: ------------------------------------

Name: ------------------------------------

Title: -------------------------------------

                                   EXHIBIT A

    THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT
(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

    THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
              5:00 P.M., EASTERN STANDARD TIME, SEPTEMBER 26, 2004

No. 1999-D-1                                                     25,000 Warrants

                              WARRANT CERTIFICATE

    This Warrant Certificate certifies that Jackson LLC ("INVESTOR") or registered assigns, is the registered holder of 25,000 Warrants to purchase, at any time from September 27, 1999, until 5:00 P.M. Eastern Standard Time on September 26, 2004 ("EXPIRATION DATE"), up to 25,000 shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $5.875 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of September 27, 1999, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

    No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

    The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

    The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

    Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

    Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

    The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: September 27, 1999                      HOMECOM COMMUNICATIONS, INC.

                                               By: ----------------------------------------

                                               Name: --------------------------------------

                                               Title:
                                               ---------------------------------------

Attest:
  --------------------------------------

Name:  --------------------------------------

Title:
  ---------------------------------------

                         [FORM OF ELECTION TO PURCHASE]

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _______________________ in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ________________________________________________________________________
whose address is ______________________________________________________________,
and that such Certificate be delivered to _____________________________________, whose address is ______________________________________________________________.

Dated:                                         Signature:
                                               ----------------------------------
                                               (Signature must conform in all respects to
                                               name of holder as specified on the face of
                                               the Warrant Certificate.)

--------------------------------------------

--------------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]
            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

    FOR VALUE RECEIVED ________________ hereby sells, assigns and transfers unto

________________________________________________________________________________

                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                         Signature: ----------------------------------
                                               (Signature must conform in all respects to
                                               name of holder as specified on the face of
                                               the Warrant Certificate)

--------------------------------------------

--------------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)

Appendix H

                                    AMENDED
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

    HomeCom Communications, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 107 shares of Series E Convertible Preferred Stock of the Company, as follows:

        RESOLVED, that the Company is authorized to issue 107 shares of Series E Convertible Preferred Stock (the "SERIES E PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

        (1) DIVIDENDS. The Series E Preferred Shares shall not bear any dividends.

        (2) HOLDER'S CONVERSION OF SERIES E PREFERRED SHARES. A holder of Series E Preferred Shares shall have the right, at such holder's option, to convert the Series E Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), on the following terms and conditions:

           (a) CONVERSION RIGHT. Subject to the provisions of Section 3(a) below, at any time or times upon the earlier to occur of (i) a date on or after 120 days after the Issuance Date (as defined herein) or (ii) the date that the U.S. Securities & Exchange Commission declares the Company's Registration Statement with respect to the Series E Preferred Shares (the "Effective Date"), any holder of Series E Preferred Shares shall be entitled to convert any Series E Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); PROVIDED, HOWEVER, that in no event other than upon a Mandatory Conversion pursuant to Section 2(f) hereof, shall any holder be entitled to convert Series E Preferred Shares in excess of that number of Series E Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series E Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series E Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

           (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series E Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "CONVERSION RATE");

                             (.08)(N/365)(20,000) + 20,000
                                   CONVERSION PRICE

       For purposes of this Certificate of Designations, the following terms shall have the following meanings:

               (i) "CONVERSION PRICE" means as, of any Conversion Date (as defined below), the Floating Conversion Price, as in effect as of such date and subject to adjustment as provided herein, but in no event shall the Conversion Price exceed the Fixed Conversion Price;

               (ii) "FIXED CONVERSION PRICE" means $3.53, subject to adjustment, as provided herein.

               (iii) "FLOATING CONVERSION PRICE" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Average Market Price for the Common Stock for the five (5) Trading Days immediately preceding such date;

               (iv) "CONVERSION PERCENTAGE" means 82.5%;

               (v) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

               (vi) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market-TM- (the "NASDAQ-SM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period); and

               (vii) "N" means the number of days from, but excluding, the Issuance Date through and including the Conversion Date for the Series E Preferred Shares for which conversion is being elected.

               (viii) "ISSUANCE DATE" means the date of issuance of the Series E Preferred Shares.

               (ix) "TRADING DAY" means any day on which the Company's Common Stock is traded on the Principal Trading Market.

           (c) ADJUSTMENT TO CONVERSION PRICE--DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

               (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization reclassification, consolidation. merger, sale of a or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series E Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series E Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series E Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series E Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(c) will thereafter be applicable to the Series E Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series E Preferred Shares then outstanding), the obligation to deliver to each holder of Series E Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (iii)  NOTICES.

                   (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of Series E Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                   (B) The Company will give written notice to each holder of
               Series E Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record
               (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                   (C) The Company will also give written notice to each holder of Series E Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

           (d) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

               (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series E Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series E Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

               (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt,
           (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or
           (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

               (iii) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within three (3) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile
           (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series E Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

           (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on Nasdaq-SM or an exchange or quotation system with a rule substantially similar to Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series E Preferred Shares

       (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series C Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series C Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series C Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series C Preferred Stock that were issued upon conversion of Series C Preferred Stock (the "STOCKHOLDER APPROVAL"), or (ii) shall have otherwise obtained permission to allow such issuances from Nasdaq in accordance with Nasdaq Rule 4460(i). If the Corporation's Common Stock is not then listed on Nasdaq or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series C Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series C Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of Nasdaq, or by reason of the inapplicability of the rules of Nasdaq or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series C Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series C Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and
       (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series C Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series C Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

           (f) MANDATORY CONVERSION. If any Series E Preferred Shares remain outstanding on April 14, 2003, then all such Series E Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Series E Preferred Shares had given the Conversion Notice on April 14, 2003, and the Conversion Date had been fixed as of April 14, 2003, (the "MANDATORY CONVERSION DATE") for all purposes of this Section 2, and all holders of Series E Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer

       Agent. No person shall thereafter have any rights in respect of Series E Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2.

           (g) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series E Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

           (h) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series E Preferred Shares.

           (i) LOCK-UP. If the Lock-Up Conditions (as defined below) are satisfied, but only for that period of time that the Lock-Up Conditions are satisfied, the Company may at its option at any time after the 90(th) day following the Issuance Date through April 14, 2002 (the "LOCK-UP EXERCISE PERIOD"), prohibit holders of the Series E Preferred Shares from exercising any conversion rights granted pursuant to Section (2)
       (a) (the "LOCK-UP") for a period (the "LOCK-UP PERIOD") beginning on the Lock-Up Notice Delivery Date (as defined below) until the earlier of
       (Y) ninety (90) days after the Lock-Up Notice Delivery Date and (Z) such time as the Lock-Up Conditions (as defined below) are no longer satisfied; PROVIDED, HOWEVER, that if the Lock-Up Notice Delivery Date is on or after the 646(st) day following the Issuance Date, the Lock-Up Period shall terminate on the 725(th) day following the Issuance Date.

               (i) LOCK-UP CONDITIONS. The "LOCK-UP CONDITIONS" shall be deemed satisfied only for such period of time as the Board of Directors of the Company is in possession of material, non-public information relating to a business transaction involving the Company which would be required to be disclosed to the public before any member of the Board of Directors would be able to sell any equity securities of the Company in compliance with the anti-fraud provisions of the Securities Act of 1933. The Company shall give prompt notice to each of the holders of the Series E Preferred Shares if at any time during the Lock-Up period such condition is not properly satisfied.

               (ii) CONSIDERATION FOR LOCK-UP. In consideration for the Company's exercise of the Lock-Up, the Company shall within five
           (5) Trading Days of the end of each calendar month during the Lock-Up Period deliver to the holder of Series E Preferred Shares at the Company's election (i) a cash payment equal to 3% of the principal amount of the Series E Preferred Shares then held by each such holder for each thirty (30) days of the Lock-Up Period (the "LOCK-UP PERIOD PRINCIPAL") (pro rated for partial months) or (ii) deliver Common Stock to such holder of Series E Preferred Shares in an amount equal to the Lock-Up Period Principal divided by the Average Market Price for the Common Stock for the twenty Trading Days immediately preceding the end of each calendar month during the Lock-Up Period.


               (iii) MECHANICS OF LOCK-UP. To effect the Lock-Up, the Company shall (x) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time on any date (the "LOCK-UP NOTICE DELIVERY DATE") during the Lock-Up Exercise Period, to each holder of Series E Preferred Shares (I) a copy of a fully executed notice in the form of Exhibit II hereto (the "LOCK-UP NOTICE") and
           (II) executed agreements ("LOCK-UP AGREEMENTS"), in the form attached hereto as Exhibit III, from each officer or director of the Company or any subsidiary of the Company who beneficially owns, or has any disposition power with respect to 5% or more of the total outstanding shares of Common Stock as of the

           Lock-Up Notice Delivery Date which, for the benefit of the holders of the Series E Preferred Shares, obligates such persons not to sell or otherwise dispose of any shares of Common Stock until one day after each of the holders of the Series E Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, and (y) surrender to a common carrier for delivery to each Series C Preferred Share holder as soon as practicable following such date, an originally executed Lock-Up Notice, originally executed Lock-Up Agreements; provided, however, that such Lock-Up Notice shall not be effective with respect to the conversion of any shares of Series E Preferred Shares for which a holder of such shares has, prior to receipt of the Lock-Up Notice, properly delivered a Conversion Notice pursuant to Section (2)(d)(i).


        (3)  COMPANY'S RIGHT TO REDEEM AT ITS ELECTION.

           (a) At any time after the Issuance Date, the Company shall have the right, in its sole discretion, to redeem ("REDEMPTION AT COMPANY'S ELECTION"), from time to time, any or all of the Series E Preferred Shares; provided (i) Company shall first provide ten (10) days advance written notice as provided in subparagraph 3(a)(ii) below, and (ii) that the Company shall only be entitled to redeem Series E Preferred Shares having an aggregate Stated Value (as defined below) of at least Five Hundred Thousand Dollars ($500,000). If the Company elects to redeem some, but not all, of the Series E Preferred Shares, the Company shall redeem a pro-rata amount from each holder of the Series E Preferred Shares.

               (i) REDEMPTION PRICE AT COMPANY'S ELECTION. The "REDEMPTION PRICE AT COMPANY'S ELECTION" shall be calculated as (1) 105% of the Stated Value for the first 30 days following the Issuance Date, as defined below; (2) 110% of the Stated Value for the next 90 days thereafter and (3) 120% of Stated Value following 120 days from the Isssuance Date of the Series E Preferred Shares. For purposes hereof, "STATED VALUE" shall mean the original purchase price of Preferred Stock being redeemed.

               (ii) MECHANICS OF REDEMPTION AT COMPANY'S ELECTION. The Company shall effect each such redemption by giving at least ten (10) days prior written notice ("NOTICE OF REDEMPTION AT COMPANY'S ELECTION") to (A) the holders of the Series E Preferred Shares selected for redemption at the address and facsimile number of such holder appearing in the Company's Series E Preferred Shares register and
           (B) the Transfer Agent, which Notice of Redemption At Company's Election shall be deemed to have been delivered three (3) business days after the Company's mailing (by overnight or two (2) day courier, with a copy by facsimile) of such Notice of Redemption at Company's Election. Such Notice of Redemption At Company's Election shall indicate (i) the number of shares of Series E Preferred Shares that have been selected for redemption, (ii) the date which such redemption is to become effective (the "DATE OF REDEMPTION AT COMPANY'S ELECTION") and (iii) the applicable Redemption Price At Company's Election, as defined in subsection (a)(i) above. Notwithstanding the above, the holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series E Preferred Shares which it is otherwise entitled to convert, including Series E Preferred Shares that has been selected for redemption at Company's election pursuant to this subsection 3(a).

           (b) COMPANY MUST HAVE IMMEDIATELY AVAILABLE FUNDS OR CREDIT FACILITIES. The Company shall not be entitled to send any Redemption Notice and begin the redemption procedure under Section 3(a) unless it has:

               (i) the full amount of the redemption price to cash, available in a demand or other immediately available account in a bank or similar financial institution; or

               (ii) immediately available credit facilities, in the full amount of the redemption price with a bank or similar financial institution, or

               (iii) an agreement with a standby underwriter willing to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemptions; or

               (iv) a combination of the items set forth in (i), (ii), and
           (iii) above, aggregating the full amount of the redemption price.

           (c) PAYMENT OF REDEMPTION PRICE. Each holder submitting Series E Preferred Shares being redeemed under this Section 3 shall send their Preferred Stock Certificates to redeemed to the Company or its Transfer Agent, and the Company shall pay the applicable redemption price to that Holder within five (5) business days of the Date of Redemption at Company's Election.

        (4) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series E Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series E Preferred Shares a Preferred Stock Certificate representing the remaining Series E Preferred Shares which have not been so converted or redeemed.

        (5) RESERVATION OF SHARES. The Company shall, so long as any of the Series E Preferred Shares are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series E Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series E Preferred Shares are at any time convertible,

        (6) VOTING RIGHTS. Holders of Series E Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware and as expressly provided in this Certificate of Designations.

        (7) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series E Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series E Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series C Preferred Share equal to the sum of (i) $20,000 and
    (ii) an amount equal to the product of (.08) (N/365) ($20,000) (where "N" has the meaning specified in Section 2(b)(viii); (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series E Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series E Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series E Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series E Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series E Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

        (8) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series E Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the shares of Common Stock shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock and Series E Preferred Shares. Except for the Series B Convertible Preferred Stock, the Series E Preferred Shares shall be of greater than any Series of Common or Preferred Stock hereinafter issued by the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series E Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series E Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series E Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

        (9) RESTRICTION ON DIVIDENDS. If any Series E Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series E Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has been given to holders of the Series E Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or
    (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this Section 9 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series E Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series E Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series E Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

        (10) VOTE TO CHANGE THE TERMS OF SERIES E PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than a majority of the then outstanding Series E Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series E Preferred Shares.

        (11) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series E Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series E Preferred Shares into Common Stock.

        (12) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series E Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series E Preferred Shares on the holder of such Series E Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series E Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series C Preferred Share on the holder of such Series E Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series C Preferred Share on the holder of such Series E Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the Company has caused this Amended Certificate of Designations to be signed by James Ellsworth, its Chief Financial Officer, as of
the       day of April, 2000.

                                          HOMECOM COMMUNICATIONS, INC.

                                          By:

                                                     -----------------------------------------
                                                     James Ellsworth
                                                     Chief Financial Officer

                                   EXHIBIT I
                          HOMECOM COMMUNICATIONS, INC.
                               CONVERSION NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series E Convertible Preferred Stock, $.01 par value per share (the "SERIES E PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series E Preferred Shares specified below as of the date specified below.

    The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series E Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.


                                                            Date of Conversion:
                                                            -------------------------------------------

                                                            Number of Series E
                                                            Preferred Shares to be converted
                                                            -------------------------------------------

                                                            Stock certificate no(s). of Series E
                                                            Preferred Shares to be converted:
                                                            -------------------------------------------

Please confirm the following information:

                                                            Conversion Price:
                                                            -------------------------------------------

                                                            Five Days Comprising Pricing Period and Prices:
                                                            -------------------------------------------

                                                            Number of shares of Common Stock to be issued:
                                                            -------------------------------------------

please issue the Common Stock into which the Series E Preferred Shares are being converted in the following name and to the following address:

                                                            Issue to:(1)
                                                            -------------------------------------------
                                                            -------------------------------------------

                                                            Facsimile Number:
                                                            -------------------------------------------

                                                            Authorization:
                                                            -------------------------------------------
                                                            By: ---------------------------------------
                                                            Title: -------------------------------------

                                                            Dated: ------------------------------------

ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ---------------------------------------
Name: ------------------------------------
Title: -------------------------------------

Dated: ------------------------------------

------------------------

(1) If other than to the record holder of the Series E Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                   EXHIBIT II
                          HOMECOM COMMUNICATIONS, INC.
                                 LOCK-UP NOTICE

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). In accordance with and pursuant to Section (2)(i) of the Certificate of Designations, the Company hereby elects to exercise its Lock-Up rights (as set forth in the Certificate of Designations), effective as of the date hereof. Consequently, the Company shall not be required to convert any Series E Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period beginning on the date hereof and ending on the earlier of (i) that date which is ninety (90) days from the date hereof and
(ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

                                               Authorization:

                                               By:

                                               Title:

                                               Dated:

                                  EXHIBIT III
                          HOMECOM COMMUNICATIONS, INC.
                           FORM OF LOCK-UP AGREEMENT

    Reference is made to the Certificate of Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATIONS") of HomeCom Communications, Inc. (the "COMPANY"). The undersigned has been advised that in accordance with and pursuant to Section (2)(i) of the Certificate of Designations, effective as of ____________________________ (the "LOCK-UP COMMENCEMENT DATE"), the Company has elected to exercise its Lock-Up rights (as set forth in the Certificate of Designations) with respect to shares of Series C Convertible Preferred Stock (the "SERIES E PREFERRED SHARES"), $.01 par value per share. Consequently, the Company shall not be required to convert any Series E Preferred Shares which have a Conversion Date (as defined in the Certificate of Designations) during the period (the "LOCK-UP PERIOD") beginning on the Lock-Up Commencement Date and ending on the earlier of (i) that date which is ninety (90) days from the Lock-Up Commencement Date and (ii) the 725(th) day following the Issuance Date (as defined in the Certificate of Designations).

    In consideration of the agreement by the holders of the Series E Preferred Shares not to convert any Series C Preferred Share pursuant to the Lock-Up rights, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, until one day after each of the holders of the Series E Preferred Shares has received written notice form the Company that the Lock-Up Period has ended, the undersigned will not, directly or indirectly, without the prior written consent of the holders representing a majority of the outstanding Series E Preferred Shares, sell, contact to sell, pledge, grant any option for the sale of or otherwise dispose or cause the disposition of any shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), or an securities convertible into or exchangeable or exercisable for any shares of Common Stock owned by the undersigned. Notwithstanding the foregoing, the undersigned shall not need to obtain such written consent with respect to (1) a transfer (not involving a sale in the public market) of shares of Common Stock by the undersigned in a bona fide charitable or other donative transaction or in any estate planning transaction so long as in each case the transferee of such agreement to holders of the Series E Preferred Shares prior to effecting any such transfer and (2) a transfer (not involving a sale in the public market) of shares of Common Stock, if the undersigned is a natural person, due to the death or disability of the undersigned so long as the transferee of such shares agrees in writing to be bound by the terms of this agreement and furnishes a copy of such agreement to holders of the Series E Preferred Shares prior to effecting any such transfer.

    In furtherance of the foregoing, the Company and the Company's transfer agent and registrar are hereby authorized to decline to make any transfer or securities if such transfer would constitute a violation or breach of this agreement.

                                               Very truly yours,

                                               --------------------------------------------
                                               Signature

                                               --------------------------------------------
                                               Print Name

                                   APPENDIX I
                               WARRANT AGREEMENT

    WARRANT AGREEMENT dated as of April 14, 2000, between HomeCom
Communications, Inc., a Delaware corporation (the "COMPANY"), and McNab LLC, a limited liability company (hereinafter referred to as "INVESTOR").

                              W I T N E S S E T H:

    WHEREAS, Investor has participated as an Investor in connection with the Company's offering (the "OFFERING") of up to $2,000,000 in principal amount of Series E Preferred Stock (the "PREFERRED STOCK") for an aggregate purchase price $2,000,000; and

    WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Offering;

    NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


    (1.) GRANT.


    Investor and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Preferred Stock until 5:00 P.M., Eastern Standard Time, on April 14, 2005 (the "WARRANT EXERCISE TERM"), 33,334 Shares at an exercise price (subject to adjustment as provided in
Article 7 hereof) of $3.35 per share (the "INITIAL EXERCISE PRICE").


    (2.) WARRANT CERTIFICATES.


    The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.


    (3.) EXERCISE OF WARRANTS.


        3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

        3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE DATE"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less
    (ii) the number of Shares equal to the quotient obtained by dividing
    (A) the product of the Total Number and the then existing Exercise Price by
    (B) the current market value of a share of Common Stock.


    (4.) ISSUANCE OF CERTIFICATES.


    Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

    The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

    The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


    (5.) PRICE.


        5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

        5.2 EXERCISE PRICE. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

    (6.) REGISTRATION RIGHTS.


    6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1993.

    The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

        6.2 REGISTRABLE SECURITIES. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

        6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


    (7.) ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.


        7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

        7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

        7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

           (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

           (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

           (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or

           (d) If the amount of said adjustment shall be less than 2 cents
       (2 CENTS) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2 CENTS) per Share.

        7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.


    (8.) EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.


    Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.


    (9.) ELIMINATION OF FRACTIONAL INTERESTS.


    The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.


    (10.) RESERVATION AND LISTING OF SECURITIES.


    The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.


    (11.) NOTICES TO WARRANT HOLDERS.


    Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

        (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale.

    (12.) NOTICES.


    All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

        (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

        (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.


    (13.) SUPPLEMENTS AND AMENDMENTS.


    The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interests of the Holders of Warrant Certificates.


    (14.) SUCCESSORS.


    All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.


    (15.) TERMINATION.


    This Agreement shall terminate at the close of business on April 14, 2005. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on April 14, 2005.


    (16.) GOVERNING LAW.


    This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.


    (17.) BENEFITS OF THIS AGREEMENT.


    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.


    (18.) COUNTERPARTS.


    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        HOMECOM COMMUNICATIONS, INC.

                                                     By:
                                                     Name: James Wm. Ellsworth
                                                     Title: Chief Financial Officer

Attest:

Name:

Title:

                                                     INVESTOR

                                                     By:

                                                     Name:

                                                     Title:

Attest:

Name:

Title:

                                   EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN STANDARD TIME, MARCH 31, 2005

No. 2000-E-1                                                       33,334 Shares

                              WARRANT CERTIFICATE

    This Warrant Certificate certifies that McNab LLC ("INVESTOR") or registered assigns, is the registered holder of a warrant to purchase, at any time from April 14, 2000, until 5:00 P.M. Eastern Standard Time on April 14, 2005 ("EXPIRATION DATE"), up to 33,334 shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $3.64 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of April 14, 2000, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

    No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

    The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

    The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

    Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant

Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

    Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

    The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: As of April 14, 2000                    HOMECOM COMMUNICATIONS, INC.

                                               By:

                                               Name:

                                               Title:

Attest:

Name:

Title:

                         [FORM OF ELECTION TO PURCHASE]

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of ____________ in the amount of $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ____________ whose address is____________, and that such Certificate be delivered to ____________, whose address is ____________.

Dated:                        Signature: ___________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

______________________________________
______________________________________
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]
            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

    FOR VALUE RECEIVED __________________________________________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                        Signature: ___________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

______________________________________
______________________________________
(Insert Social Security or Other
Identifying Number of Assignee)

Appendix J

                          HOMECOM COMMUNICATIONS, INC.
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                   SECTION 1.
                                    PURPOSE

    The Purpose of the HOMECOM COMMUNICATIONS, INC. EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is to promote the interests of the Company by providing the Opportunity to purchase Shares to Employee in order to attract and retain Employees by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders, The Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended ("Code"). The provisions of the Plan shall, accordingly, be construed so as to comply with the requirements of Section 423 of the Code whenever Possible.

                                   SECTION 2.
                                  DEFINITIONS

    2.1 "BASE PAY" means regular straight-time and overtime earnings received from the Company, excluding payments for incentive compensation, bonuses and other special payments.

    2.2  "BOARD" means the Board of Directors of HomeCom Communications, Inc.

    2.3  "COMMITTEE" means the Compensation Committee of the Board.

    2.4 "COMPANY" means HomeCom Communications, Inc., a Delaware corporation, and any successor to such organization.

    2.5 "CUSTODIAN" means American Stock Transfer and Trust Company, whose address is 40 Wall Street, New York, New York 10005, or such other person as the Committee shall designate from time to time.

    2.6 "EFFECTIVE DATE" means the date set by the Board for the Plan to become effective, which date shall be March 31, 1996. The Effective Date shall be subject to the terms of Section 7(c) and to shareholder approval pursuant to
Section 17.

    2.7 "EXERCISE DATE" means the last day of a Purchase Period (as such term is defined in Section 4(b) hereof), on which date all Participants' outstanding Purchase Rights will automatically be exercised.

    2.8 "FAIR MARKET VALUE" of each share on any date means the price determined below on the last business day immediately preceding the date of valuation:

    (a) The closing sales price per Share, regular way, or in the absence thereof the mean of the last reported bid and asked quotation, on such date on the exchange having the greatest volume of trading in the Shares during the thirty day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

    (b) If there is no price as specified in (a), the final reported sales price per Share, or if not reported, the average of the closing high bid and low asked prices in the over-the-counter market for the Shares as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

    (c) If there also is no price as specified in (b), the price per Share determined by the Board by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Board shall determine to be appropriate for fairly determining current market value; or

    (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Board based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

    2.9 "PARTICIPANT" means an employee of the Company or of a parent or subsidiary of the Company who has enrolled in the Plan by completing a Participation Form (as such term is defined in Section 5 hereof) with the Plan Administrator. The terms parent and subsidiary have the meanings set forth in Code Sections 424(c) and (f), respectively.

    2.10 "PLAN ADMINISTRATOR" means the Chief Financial Officer of the Company, or any such other person so designated by the Board.

    2.11  "PURCHASE PERIOD" means a calendar quarter period as defined in
Section 4(b) hereof.

    2.12 "PURCHASE RIGHT" means a Participant's option to purchase shares of Common Stock that is deemed to be granted to a Participant during a Purchase Period pursuant to Section 7.

    2.13 "SECTION 16(B) INSIDER" means those persons subject to the requirements of Section 16(b) of the Securities Exchange Art of 1934, as amended.

    2.14 "SHARES" means the common stock par value $.0001 per share, of HomeCom Communications, Inc., and any other stock or securities (including any other share or securities of an entity other than HomeCom Communications, Inc.) for or into which the outstanding shares of such common stock are hereinafter exchanged or changed.

    2.15 "TRADING DAY" refers to a day during which the Nasdaq National Market is available for trading the Shares.

                                   SECTION 3.
                                  ELIGIBILITY

    (a) Participation in the Plan is voluntary. All full-time employees of the Company, including officers and directors who are full-time employees but who are not members of the Committee, who have completed at least six (6) months of continuous service with the Company are eligible to participate in the Plan. The employee's entry date in the Plan shall be the first day of the Purchase Period immediately following the date the employee has satisfied the eligibility provisions. Full-time employees mean those employees who work at least twenty
(20) hours per week and for more than five (5) months in any calendar year.

    (b) Notwithstanding any provision of the Plan to the contrary, no employee may participate in the Plan if prior to the grant of Purchase Rights or if following a grant of Purchase Rights under the Plan, the employee would own, directly or by attribution, stock, Purchase Rights or other stock options to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company, or any parent or subsidiary (as defined in Code Section 424(c) and (f), respectively) as referenced in Code Section 423(b)(3).

    (c) Subject to committee approval, any employees of a company or an entity which is purchased by or merged into the Company and becomes a subsidiary of the Company (as such term is defined in Code Section 424(f)) may, for purposes of eligibility to participate in the plan, be granted past service credit for employment with such company or entity.

                                   SECTION 4.
              SECURITIES SUBJECT TO THE PLAN AND PURCHASE PERIODS

    (a) The maximum number of Shares which may be granted and purchased under the plan may not exceed Three Hundred Thousand (300,000) Shares (subject to adjustment as provided in Section 15), which may be authorized but unissued shares, re-acquired shares or shares bought on the open market. If any Purchase Right granted shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares shall again become available for purposes of the Plan, unless the Plan has been terminated.

    (b) Purchase Period means each three mouth calendar quarter period, beginning on January 1, April 1, July 1, and October 1, with the first such Purchase Period (the "Initial Purchase Period" beginning concurrently with the Effective Date of the Plan.

                                   SECTION 5.
                                 PARTICIPATION

    Eligible employees become Participants in the Plan by authorizing payroll deductions or other contributions to the Plan through the execution of a "Participation Form" filed with the Plan Administrator no later than fifteen
(15) days prior to the start date of a Purchase Period.

                                   SECTION 6.
                        PAYROLL DEDUCTIONS/CONTRIBUTIONS

    (a) In order to purchase Shares each Participant must elect and indicate on the Participation Form the amount he/she wishes to authorize the Company to deduct at regular payroll intervals during the Purchase Period, expressed either as (1) an integral percentage amount of such Participant's Base Pay for the applicable payroll period, with a minimum deduction of $10.00 per payday and a maximum percentage to be set by the Committee, or (2) a dollar amount to be deducted pro rata at regular payroll intervals during the Purchase Period, with a minimum deduction of $10.00 per payday and a maximum dollar amount per payday to be set by the Committee. The Committee shall determine from time to time whether method (1) or (2), or both, shall be utilized. The Participation Form will include authorization for the Company to make payroll deductions from the Participant's Base Pay. In addition to the foregoing, with respect to the Initial Purchase Period, each Participant may indicate on the Participation Form an amount he/she wishes to contribute to his/her account for the exercise of his/her Purchase Rights with respect to such Initial Purchase Period, subject to the limitation of Section 6(b). The Participant shall forward with the Participation Form a cash payment equal to such amount.

    (b) Purchase Rights granted to a Participant Under the Plan for any calendar Year may not represent Shares with a value in excess Of Twenty Five Thousand Dollars ($25,000.00). The Twenty Five Thousand Dollar ($25,000) limit is determined based upon the Fair Market Value of the Shares subject to a Purchase Right as of the first day (or the grant date, if different) of the Purchase Period during which such Purchase Rights are granted. Participants will be notified if this limitation becomes applicable to them.

    (c) The amounts deducted from the Participants Base pay or otherwise contributed by the Participant shall be credited to a bookkeeping account established in the Participant's name under the Plan, but no actual separate account will be established by the Company to hold such amounts. There will be no interest paid on the balance credited to a Participant's account. Amounts deducted from the Participant's Base Pay or otherwise contributed may be Commingled with the general assets of the Company and may be used for its general corporate purposes prior to the purchase of Shares during a Purchase Period.

    (d) Payroll deductions shall begin on the first payday of each Purchase Period, and shall end on the last payday of each Purchase Period. Eligible employees may participate in the Plan and. except with respect to the Initial Purchase Period, may purchase Shares only through payroll deductions. Notwithstanding the above, a Participant on an approved leave of absence may continue participating in the Plan by making cash payments to the Company within a normal pay period equal to the amount of the normal payroll deduction had the leave of absence not occurred. The right of a Participant on an approved leave of absence to continue participating in the Plan shall terminate upon the expiration of twelve (12) weeks of leave, unless the Participant's right to re-employment by the Company after a longer leave is guaranteed by statute or contract, in which case termination of the right to participate will occur upon the expiration of such extended period.

    (e) So long as a Participant remains an employee of the Company, payroll deductions will continue in effect from Purchase Period to Purchase Period, unless at least fifteen (15) calendar days prior to the first day of the next succeeding Purchase Period the Participant:

       (i) elects a different rate by filing a new Participation Form with the Plan Administrator; or

       (ii)  withdraws from the Plan in accordance with Section 9 hereof.

    (f) Notwithstanding the above, and subject to Committee approval, the Plan Administrator may provide for a special election period for participation in the Plan following the acquisition of a company or entity by the Company by a purchase or merger whereby such company or entity becomes a subsidiary of the Company (as such term is defined in Code Section 424(f)). All employees of the Company and its subsidiaries shall be eligible to participate in such special election.

                                   SECTION 7.
                            GRANT OF PURCHASE RIGHT

    (a) Subject to Section 7(d) and Section 7(e) hereof and the effective date provisions of Section 17, at 5:01 p.m. Eastern Standard Time, on the last day of each Purchase Period (the Exercise Date), each Participant who has not withdrawn from the Plan pursuant to Section 9 shall be deemed to have been granted a Purchase Right as of the first day of the Purchase Period to purchase as many whole Shares as can be purchased with the balance credited to such Participant's account as of the Exercise Date. The balance remaining in each Participant's account, if any, will be held for the purchase of Shares in the next succeeding Purchase Period or otherwise applied in accordance with the terms hereof.

    (b) The price at which each Purchase Right to purchase shares shall be exercised is the lower of:

       (i) 85% of the Fair Market Value, of the Shares on the first day of a Purchase

    Period; provided, however, that if during any Purchase Period a registration statement is declared effective by the Securities and Exchange Commission with respect to an initial public offering of the Shares, the price shall be 95% of the price to the public in such offering; or

       (ii) 95% of the Fair Market Value of the Shares on the last Trading Day of such Purchase Period.

    (c) The Committee has the power, exercisable at any time prior to the start of a Purchase Period, to set a maximum dollar value Purchase Right for that Purchase Period, subject to the limitations in Section 6(b). The maximum dollar value will continue in effect from Purchase Period to Purchase Period until the Committee once again exercises its power to adjust the limitation.

    (d) Notwithstanding anything to the contrary contained herein, each Participant who has not withdrawn from the Plan pursuant to Section 9 during the Initial Purchase Period, shall be deemed to have been granted a Purchase, Right with respect to the Initial Purchase Period as of the first day of the trading of the Shares on the Nasdaq National Market.

    (e) Notwithstanding anything to the contrary contained herein, no Participant shall be, entitled to exercise any Purchase Right unless and until a registration statement has been filed and declared effective by the Securities and Exchange Commission with respect to an initial public offering of the Shares.

                                   SECTION 8
                           EXERCISE OF PURCHASE RIGHT

    (a)  Subject to Section 7(c) and the effective date provisions of
Section 17, each outstanding Purchase Right shall be deemed automatically exercised as of 5:01 p.m. of the Exercise Date (the last day of the Purchase Period). The exercise of the Purchase Right is accomplished by applying the balance credited to each Participant's account as of the Exercise Date to the purchase an the Exercise Date as many whole Shares as can be purchased at the purchase price in effect for the Purchase Period. The balance remaining in each Participant's account if any, will be held for the purchase of Shares in the next succeeding Purchase Period or otherwise applied in accordance with the terms hereof.

    (b) If a Participant purchases the maximum share amount determined in accordance with the terms of Section 7(c), any amount not applied to the purchase of Shares for that Purchase Period will be held for the purchase of Shares in the next Purchase Period.

    (c) If the number of Shares for which Purchase Rights are exercised exceeds the number of Shares available in any Purchase Period under the Plan, the Shares available for exercise will be allocated by the Plan Administrator pro rata among the Participants in such Purchase Period in proportion to the relative amounts credited to their accounts. Any amounts not thereby applied to the purchase of Shares under the Plan will be refunded to the Participants after the end of the Purchase Period.

                                   SECTION 9
                 WITHDRAWAL AND TERMINATION OF PURCHASE RIGHTS

    (a) A Participant may withdraw from the Plan during a Purchase Period by Providing written notice to the Plan Administrator on or before 5:00 P.M. of the last business day of such Purchase Period. Such withdrawal will become effective upon receipt by the Plan Administrator of such notice, payroll deductions will cease as soon as is administratively feasible from the date of such notice, and no additional payroll deductions will be made on behalf of such Participant during the Purchase Period. Such notice shall be on a form (the "Withdrawal Form") provided by the Plan Administrator for that purpose. The Withdrawal Form will permit a Participant to elect to receive all accumulated payroll deductions and any other contributions made by the Participant as a refund without penalty or to exercise such Participant's outstanding Purchase Rights to purchase Shares on the following Exercise Date in the amount of 411 payroll deductions withheld during the Purchase Period or other contributions made to the Participant's account prior to the Participant's withdrawal.

    (b) Any Participant who withdraws from the Plan pursuant to Section 9(a) will not be eligible to rejoin the Plan until the second (2nd) Purchase Period following the Purchase Period of withdrawal. A Participant wishing to resume participation may re-enroll in the Plan by completing and filing a new Participation Form for a subsequent Purchase Period by following the applicable enrollment procedures.

    (c) If a Participant ceases to be an employee of the Company or a parent or subsidiary of the Company for any reason during such Purchase Period, his or her outstanding Purchase Right will immediately terminate, and all sums previously collected from such Participant during such Purchase Period under the terminated Purchase Right will be refunded to the Participant.

                                  SECTION 10.
                             RIGHTS AS SHAREHOLDER

    (a) A Participant is not a shareholder with respect to Shares to be purchased during a Purchase Period until the Purchase Right is exercised on the Exercise Date. Thus, a Participant will not have a right to any dividend or distribution made prior to the Exercise Date on Shares purchased during the Purchase Period.

    (b) Upon a written request made to the Custodian the Participant will be entitled to receive, as soon as practicable after the Exercise Date, a stock certificate for the number of purchased Shares. The Custodian may impose upon, or pass through to, the Participant a reasonable fee for the transfer of Shares in the form of stock certificates from the Custodian to the Participant. It is the responsibility of each Participant to keep his or her address current with the Company through the Plan Administrator and with the Custodian.

                                  SECTION 11.
                     SALE OF SHARES ACQUIRED UNDER THE PLAN

    (a) Participants may sell the Shares they acquire under the Plan only in compliance with the restriction set forth below restrictions set forth below.

        (i) Section 16(b) Insiders may be subject to certain restrictions in connection with their transactions under the Plan and with respect to the sale of Shares obtained under the Plan, including, but not limited to, the Company's Insider Trading Policy, as the same may exist from time to time.

        (ii) Shares obtained under the Plan by a Participant must comply with the Company's Insider Trading Policy, as the same may exist from time to time.

        (iii) No Participant purchasing Shares under the Plan shall be entitled to sell such Shares until the latest to occur of (A) the date which is one hundred eighty (180) days after the Effective Date; or (B) the first day of the second (2nd) Purchase Period immediately following the Purchase Period in which the Shares were obtained. For purposes of this restriction, the Company may, at its option. include the following legend on any certificates representing the Shares so purchased:

       "The shares represented by this Certificate are subject to certain restrictions on sale and disposition contained in the HomeCom Communications, Inc. Employee Stock Purchase Plan, a copy of which is on file with the Corporation."

    (b) In order to insure compliance with the restrictions and requirements herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. By executing the Participation Form, each Participant acknowledges and agrees to the Company's rights described in this Section 11(b).

    (c) A Participant shall immediately inform the Plan Administrator in writing if the Participant transfers any Shares purchased through the Plan within two (2) years from the date of grant of the related Purchase Right. Such transfer shall include disposition by sale, gift or other manner. The Participant may be requested to disclose the manner of the transfer, the date of the transfer, the number of Shares involved and the transfer price. By executing the Participation Form, each Participant obligates himself or herself to provide such information to the Plan Administrator.

    (d) The Company is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding.

                                  SECTION 12.
                              PLAN ADMINISTRATION

    (a) The Plan shall be administered by the Committee. No member of the Board will be eligible to participate in the Plan during his or her period of Committee service.

    (b) The Committee shall have the plenary power, subject to and within the limited of the express provisions of the Plan:

        (i) to determine the commencement and termination date of the offering of Shares under the Plan; and

        (ii) to interpret the terms of the Plan, establish and revoke rules for the administration of the Plan and correct or reconcile any defect or inconsistency in the Plan.

    (c) The Committee may delegate all or part of its authority to administer the Plan to the Plan Administrator, who may in turn delegate the day-to-day operations of the Plan to the Custodian. The Custodian will establish and maintain, as agent for the Participants, accounts for the purpose of holding the Shares and/or cash contributions as may be necessary or desirable for the administration of the Plan.

    (d) The Board may waive or modify any requirement that a notice or election be made or filed under the Plan a specified period in advance in an individual case or by adoption of a rule or regulation under the Plan, without the necessity of an amendment to the Plan.

                                  SECTION 13.
                                TRANSFERABILITY

    (a) Any account maintained by the Custodian for the benefit of a Participant with respect to Shares acquired pursuant to the Plan may only be in the name of the Participant, provided, however, that the Participant may elect to maintain such account with right of joint ownership with such Participant's spouse. Such election may only be made on a form (the "Joint Account Form") provided by the company.

    (b) Neither payroll deductions or other contributions credited to a Participant's account nor any Purchase Rights or other rights to acquire Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of by Participants other than by will or the laws of descent and distribution and, during the lifetime of a Participant, Purchase Rights may be exercised only by the Participant.

                                  SECTION 14.
                      MERGER OR LIQUIDATION OF THE COMPANY

    In the event the Company merges with another corporation and the company is not the surviving entity, or in the event all or substantially all of the stock or assets of the Company is acquired by another company, or in the event of certain other similar transactions, the Committee may, in its sole discretion and in connection with such transaction, cancel each outstanding Purchase Right and refund all sums previously collected from Participants under the canceled outstanding Purchase Rights, or, in its discretion, cause each Participant with outstanding Purchase Rights to have his or her outstanding Purchase Right exercised immediately prior to such transaction and thereby have the balance of his or her account applied to the purchase of whole and fractional Shares (subject to the maximum dollar limitation, if any, of Section 7(c)) at the purchase price in effect for the Purchase Period, which would be treated as ending with the effective date of such transaction. The balance of the account not so applied will be refunded to the Participant. In the event of a merger in which the Company is the Purchasing entity, each Participant is entitled to receive, for each Share as to which such Participant's outstanding Purchase Rights are exercised, as nearly as reasonably may be determined by the Committee, in its sole discretion, the securities or property that a holder of one Share was entitled to receive upon the merger.

                                  SECTION 15.
                    ADJUSTMENT FOR CHANGES IN CAPITALIZATION

    To prevent dilution or enlargement of the rights of Participants under the Plan, appropriate adjustments may be made in the event any change is made to the Company's outstanding common stock by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change in the Shares effected without the Company's receipt of consideration. Adjustments may be made to the maximum number and class of securities issuable under the Plan, the maximum number and class of securities purchasable per outstanding Purchase Right and the number and class of securities and price per share in affect under each outstanding Purchase Right. Any such adjustments may be made retroactively effective to the beginning of the Purchase Period in which the change in capitalization occurs, and any such adjustment will be made by the Committee in its sole discretion.

                                  SECTION 16.
                           AMENDMENT AND TERMINATION

    The Committee may terminate or amend the Plan at any time, subject to the following restrictions. First, the provisions of Sections 4, 5, 6, 7 and 9 which govern the formula for the automatic grant of Purchase Rights under the Plan may not be amended more than once in any six (6) month period. Second, any termination or amendment made to the Plan may not effect or change Purchase Rights previously granted under the Plan without the consent of the affected Participant, and any amendment that materially increases the benefits or number of Shares under the Plan (except for certain allowable adjustments in the event of changes to the Company's capital structure or for changes authorized by the Plan to be made by the Committee or the Plan Administrator) or materially modifies the eligibility requirements of the Plan shall be subject to shareholder approval. If not sooner terminated by the Committee, the Plan shall terminate at the time Purchase Rights have been exercised with respect to all shares reserved for grant under the Plan.

                                  SECTION 17.
                    SHAREHOLDER APPROVAL AND EFFECTIVE DATE

    The Plan is subject to the approval of shareholders of the Company holding a majority of the shares of the Common Stock.

    The Plan shall be deemed to have been adopted as of the effective Date upon the date of its approval by the shareholders of the Company. Until the Plan is approved by the shareholders, no Purchase Rights shall be deemed granted or exercised under Sections 7 and 8. Upon approval of the Plan by the Company's shareholders, Purchase Rights shall be deemed granted and exercised as of the appropriate dates in the Plan as of the Effective Date, and Shares purchased shall be deemed purchased as of the applicable Exercise Date. In the event the Plan is not approved by the shareholders on or before December 31, 1998, the Plan shall be deemed not to have been adopted, and all payroll deduction amounts withheld on behalf of Participants pursuant to Section 6 shall be refunded to such Participants.

                                  SECTION 18.
                              NO EMPLOYMENT RIGHTS

    Participation in the Plan will not impose any obligations upon the Company to continue the employment of the Participant for any specific period and will not affect the right of the Company to terminate such person's employment at any time, with or without cause.

                                  SECTION 19.
                                     COSTS

    Except as set forth in Section 10(b), costs and expenses incurred in the administration of the Plan and the maintenance of accounts with the Custodian may be shared by the Participant and the Company, to the extent provided in this
Section 19. Any brokerage fees and commissions for the purchase of Shares under the Plan (including Shares purchased upon reinvestment of dividends and distributions will be shared equally by the Participant and the Company, but any brokerage fees and commissions for the sale of Shares under the Plan by a Participant will be borne by such Participant.

                                  SECTION 20.
                                    REPORTS

    After the close of each Purchase Period, each Participant in the Plan will receive a report from the Custodian indicating the amount of the Participant's contributions to the Plan during the Purchase Period, the amount of the contributions applied to the purchase of Shares for the Purchase Period, the purchase price per share in affect for the Purchase Period and the amount of the contributions (if any) carried over to the next Purchase Period.

                                  SECTION 21.
                                 GOVERNING LAW

    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with lawn of the State of Georgia, without giving effect to principles of conflicts of laws, and applicable Federal law.

                                  SECTION 22.
                  COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS

    The Plan, the granting and exercising of Purchase Rights hereunder, and the other obligations of the Company, the Plan Administrator and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Shares upon exercise of Purchase Rights until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation, listing or other require action with respect to any automated quotation system or stock exchange upon which the Shares or other Company securities are designated or listed. or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make, such representations and finish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

                                  SECTION 23.
                                 EFFECT OF PLAN

    The provisions of the Plan shall, in accordance with its terms, be binding upon and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

                          HOMECOM COMMUNICATIONS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 29, 2000
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned stockholder of HomeCom Communications, Inc. (the "Company") hereby appoints James Wm. Ellsworth and Harvey W. Sax, or either of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 29, 2000 at 8:30 a.m. Eastern Standard Time at the Conference Center, 3rd Floor, 400 Northpark Town Center, 1000 Abernathy Road, N.E., Atlanta, Georgia, upon the following matters and any other matter as may properly come before the Annual Meeting or any adjournments thereof.

1.  Election of two Class II Directors to serve on the Board of Directors:

    Class II Directors:   Gia Bokuchava, Ph.D.   Roger J. Nebel

    / / FOR all the nominees listed above (except as marked to the contrary below).

    / / WITHHOLD AUTHORITY to vote for all the nominees listed above.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
            WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

    Proposal to approve the amendment to Article IV of the Company's Amended
2. and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

3.  Proposal to ratify the issuance of shares of the Company's Series B
    Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

4.  Proposal to ratify the issuance of shares of the Company's Series C
    Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of shares of Common Stock of the Company in excess of 19.99 percent of the outstanding shares.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

5.  Proposal to ratify the issuance of shares of the Company's Series D
    Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of Common Stock of the Company in excess of 19.99 percent of the outstanding shares.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

6.  Proposal to ratify the issuance of shares of the Company's Series E
    Convertible Preferred Stock and certain related warrants to purchase shares of Common Stock, and to approve the issuance of Common Stock of the Company in excess of 19.99 percent of the outstanding shares.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

             (Continued and to be dated and signed on reverse side)

7. Proposal to ratify the appointment of PricewaterhouseCoopers, LLC as the independent auditors of the Company for the fiscal year ending
    December 31, 1999.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

8. Proposal to approve the amendment to the Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder.

                         / /  FOR                     / /  AGAINST                     / /  ABSTAIN

This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO, THREE, FOUR, FIVE, SIX, SEVEN AND EIGHT AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS ONE, TWO, THREE, FOUR,
                          FIVE, SIX, SEVEN AND EIGHT.

    The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 5, 2000, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

    If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

/ / I PLAN TO ATTEND THE JUNE 29, 2000, ANNUAL STOCKHOLDERS MEETING

    PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                                    Dated: _______________________, 2000

                                    ____________________________________________
                                    Signature of Stockholder or Authorized
                                    Representative
                                    Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.